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Exhibit 10.13

QWEST WHOLESALE SERVICES AGREEMENT

        THIS WHOLESALE SERVICES AGREEMENT, together with this signature page, the general terms and conditions, annexes, addenda and exhibits attached hereto (collectively, the "Agreement") is entered into by and between Qwest and Customer (each identified for purposes of this Agreement in the signature blocks below, and referred to separately as a "Party" or collectively as the "Parties"). This Agreement is effective on the date Qwest signs it after Customer's signature (the "Effective Date"). The undersigned Parties have read and agree to the terms and conditions set forth in the Agreement.

QWEST:		CUSTOMER:
QWEST COMMUNICATIONS CORPORATION		VISTULA LIMITED A United Kingdom Limited Corporation
By:	/s/ ROLAND R. THORNTON	By:	/s/ MARK SCULLY
Roland R. Thornton Vice President, Customer Service Operations		Mark Scully President
Date:	2/27/04	Date:	February 20, 2004
*Offer Management Director: Feb 25 2004
Date:	/s/ Thomas R. Schmuke
'This Agreement shall not be binding upon Qwest until countersigned by the Offer Management Director and Executive Vice President, Wholesale Markets (or an authorized designee) for Qwest.

NOTICE INFORMATION:

        All written notices required under the Agreement shall be sent to the following:

To Qwest:	Qwest Communication Corporation 1801 California Street, 49th Floor Denver, CO 80202 Phone #: (303) 992-1400 Facsimile #: (303) 295-6973 Attention: Legal Department	To Customer:	Vistula, Limited 4th Floor 40 Portman Square London W5 3Uh, UK Phone #: (775) 772-8029 Facsimile #: +44 207 487 4001 E-mail: mscully@bhcpartners.com Attention: Mark Scully, President
With copy to:
Qwest Communication Corporation
1801 California Street, 24th Floor
Denver, CO 80202
Phone #: (303) 992-1400
Facsimile #: (303) 896.7473
E-Mail: wholesale.contracts@gwest.com
Attention: Wholesale Contracts Administration

APPLICABLE SERVICES:

        Qwest agrees to offer to Customer and Customer may purchase from Qwest the Services indicated below pursuant to the terms and conditions of this Agreement, including the following, attached Service Exhibits:

  Exhibit T        On-Net Local Access Service
  Exhibit X        Express SeLECt Service

        The Qwest Wholesale Services Agreement may be amended by the Parties from time to time in writing to include additional products and services. The attached Special Security and Payment Terms (Addendum 2) shall also apply.

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QWEST WHOLESALE SERVICES AGREEMENT

GENERAL TERMS AND CONDITIONS

1.    Definitions.    Capitalized terms used herein are defined in Addendum 1.

2.    Service Provisioning; Controlling Documents.

        2.1   Qwest will provide the Services or cause the Services to be provided directly to Customer in accordance with this Agreement. If, for regulatory or other reasons, Qwest does not provide some portion of the Services itself, Customer hereby authorizes Qwest, to the extent Qwest is able, to act as Customer's agent and sole contact with any third party which Qwest may designate in its sole discretion to provide any portion of the Services directly to Customer, provided that Qwest provides Customer with written notice of any third party charges either by means of an Order Form, Service Exhibit or otherwise. In such an event, Qwest will present to Customer consolidated invoices for all portions of the Services and remit such payments as are appropriate to any other entity providing any portion of the Services. Customer agrees to direct all inquiries, issues and disputes regarding the Services solely to Qwest.

        2.2   Each of the Services shall be provided pursuant to the terms and conditions of this Agreement. In the event of a conflict between the terms of any country-specific Annex appended hereto and these General Terms and Conditions, the country-specific Annex shall control. In the event of a conflict between a Service Exhibit and these General Terms and Conditions and/or a country-specific Annex, the Service Exhibit shall control. The terms of this Agreement, including any Annex or Service Exhibit, shall supercede any inconsistent terms and conditions contained in an Order Form.

        2.3   Customer acknowledges and agrees that the Services shall be offered by Qwest or any third party pursuant to Sec. 2.1 above subject to (i) any applicable tariffs; (ii) compliance with all applicable laws and regulations; (iii) obtaining any domestic or foreign approvals and authorizations required or advisable; (iv) continued availability of any of the Services in any jurisdiction, country or to any location; and (iv) continued availability of access lines in any particular jurisdiction, country or location. Customer acknowledges and agrees that Qwest may elect not to offer the Services in or to any particular jurisdiction, location or country, or may block Services to or from any particular jurisdiction, location or country if Qwest determines, in its sole discretion, that the continuation of such Service is not permitted or advisable and Qwest shall endeavor to provide Customer notice, if reasonably practicable, prior to discontinuing a Service for this reason. Further, Qwest's provision of the Services to Customer and the availability of the associated pricing as set forth herein is subject to availability of required facilities.

3.    Revenue and Utilization Requirements.    All term commitments and utilization requirements, if any, applicable to the Services, in addition to any service-related discounts based on volume, are set forth in the Service Exhibits.

4.    Financial Terms.

Services, Rates and Terms

        4.1   Each attached Service Exhibit specifies the description, rates, charges, discounts, and other terms applicable to the Services.(1) The rates(2) do not include Taxes, access or access related charges, or CPE. All Service order requests or cancellations require Customer's completion and Qwest's acceptance of the Order Form. Unless otherwise set forth in a Service Exhibit or on an accepted Order Form, Customer is solely responsible for coordination of all local access and, in any event, shall be

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solely responsible for any costs associated with such access, including, without limitation, any early termination fees associated with any Service provisioned hereunder.

(1)
If Customer is an existing wholesale customer of Qwest, then the rates and discounts, if any, set forth in each Service Exhibit attached to this Agreement will be effective as of: (i) the date Customer signs the Agreement provided that it is returned to Qwest on or before the tenth (10th) business day preceding the close of Customer's existing billing cycle (the "Due Date"); or (ii) if returned to Qwest after the Due Date, the first (1st) day of the next full billing cycle applicable to the Vistula, LTD Services provisioned thereunder after the date on which the Agreement/Amendment is fully executed by all Parties.

(2)
Since certain international voice rates are subject to change on five (5) calendar days notice, Customer acknowledges that, until this Agreement is returned to Qwest, those international voice rates as set forth in a Service Exhibit may change and that, once this Agreement is executed, the international rates then in effect will be implemented by Qwest. Thereafter, changes to those international voice rates shall be made pursuant to the rate change process provided for in each Service Exhibit.

Taxes, Fees, and other Governmental Impositions

        4.2   Each Party acknowledges and agrees that the rates and charges for the Services provided hereunder do not include certain Taxes which are additional and the obligation of the Customer (whether such Taxes are assessed by a governmental authority directly upon Qwest or the Customer). Such Taxes shall be separately set forth on the invoices and shall be paid by the Customer at the same time as all other charges set forth on the invoices. If the Customer believes that it should be exempt from the application and collection of certain Taxes, it shall provide Qwest with an appropriately completed and valid Tax exemption certificate or other evidence acceptable to Qwest that neither Qwest nor the Customer is subject to such Taxes. Qwest shall not be required to issue any exemption, credit or refund of any Tax payment for usage prior to the Customer's submission of such acceptable Tax exemption evidence. Customer shall protect, indemnify and hold Qwest harmless from and against any Taxes imposed by any governmental authority on or with respect to the Services furnished pursuant to this Agreement, including any interest and/or penalties related thereto.

        4.3   All payments due hereunder shall be made free and clear without deduction or withholding for, any and all present and future Taxes. In the event that any payment to be made to Qwest hereunder should be subject to any reduction by reason of a required deduction or withholding of any Tax, tie Customer agrees to pay Qwest such further amounts as would have been necessary so that the aggregate net amount received by Qwest after deduction or withholding of any Taxes, shall be the same amount as would have been received by Qwest if there had been no requirement to deduct or withhold any Taxes.

        4.4   Each Party shall be solely responsible for all taxes on its own business, the measure of which is its own net income or net worth and shall be responsible for any related tax filings, payment, protest, audit and litigation. Each Party shall be solely responsible for the billing, collection and proper remittance of all applicable Taxes relating to its own services provided to its own customers. Customer must comply at all times with the Texas Local Government Code, Chapter 283, if applicable, and shall be solely responsible for the periodic reporting and compensation requirements under that subchapter.

5.    Use of Name and Marks.    Neither Party shall use any trademark, service mark, brand name, copyright, patent, or any other intellectual property of the other Party or its respective Affiliates without the other Party's prior written consent and in the case of Qwest, with the prior written consent of Qwest's Executive Vice President of Corporate Communications or an authorized designee. Qwest's name and the names of its Affiliates are proprietary and nothing herein constitutes a license

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authorizing their use, and in no event shall Customer attempt to sell service to its End Users using the name of Qwest or its Affiliates. In addition, Customer shall not state to End Users or prospective End Users: (i) that they will be Qwest customers or that they may obtain Qwest service from Customer; or (ii) that Customer has any relationship with Qwest other than an agreement to purchase Services on a wholesale basis. Since a breach of this material obligation may cause irreparable harm for which monetary damages may be inadequate, in addition to other available remedies, the non-breaching Party may seek injunctive relief for any disclosure in violation hereof.

6.    Financial Responsibility, Payment and Security.

        6.1    Payment Obligation.    Unless otherwise set forth in Addendum 2 (if attached) to this Agreement, Qwest will invoice Customer monthly for all Services. All invoiced amounts shall be paid via wire transfer to: National City Bank, Louisville, Kentucky, United States, ABA #083000056, To Qwest DDA #354075341. All amounts (other than amounts subject to a Bona Fide Dispute pursuant to Section 6.3 below) not paid in full by the Due Date will be considered past due and subject to an interest charge commencing from the Past Due Date at the lesser rate of one percent (1%) per month, compounded monthly, or the maximum rate allowable by applicable law. If Customer fails to pay or dispute any invoice as provided for herein by the Due Date, in addition to its termination rights under Section 8.1, Qwest may: (i) immediately, upon notice, refuse to accept additional Order Forms; (ii) with twenty-four (24) hours prior notice, temporarily suspend any and all Services until Customer has paid all past due amounts (including interest); and/or (iii) with notice, offset such unpaid balances from any amounts that Qwest owes to Customer under any other agreement(s) between the Parties. During any period of suspension, no Service interruption shall be deemed to occur.

        6.2    Currency.    Unless specified to the contrary in a Service Exhibit, Qwest shall state all invoices in U.S. dollars, and Customer shall deliver all payments to Qwest in U.S. dollars.

        6.3    Billing Disputes.    All Bona Fide Disputes along with Complete Documentation must be submitted in writing and submitted with payment of all amounts due Provided, however, that Customer may withhold amounts disputed hereunder not to exceed twenty percent (20%) of the total invoiced amount except in the case of Manifest Error as defined herein), or, alternatively, if Customer has already paid its invoice. Customer shall have sixty (60) calendar days from invoice date to give notice of a Bona Fide Dispute regarding such invoice, and Complete Documentation thereof, otherwise such invoice will be deemed correct. For purposes of this Agreement, "Manifest Error' shall mean an error on the invoice that is beyond dispute and that is obvious to both Parties. Customer shall notify Qwest in writing when Customer believes that Manifest Error or any error is present in an invoice. Qwest shall use reasonable efforts to determine in its reasonable judgment whether Manifest Error is present within seven (7) calendar days and such determination shall not be arbitrarily withheld. Notification and Complete Documentation of a Bona Fide Dispute must be sent to: Qwest, 555 17th Street, 3rd Floor, Denver, Colorado 80202, United States, Attn: Wholesale Receivables Department or by facsimile to 1-303-992-1101, or if dialing from outside the U.S. 001-303-992-1101, with duplicate notification to follow via overnight delivery. An amount will not be considered "in dispute" until Customer has provided Qwest with written notification and Complete Documentation of the Bona Fide Dispute, and the Parties will promptly address and attempt to resolve the claim. Qwest, in its discretion exercised in good faith, may request additional supporting documentation or reject Customer's Bona Fide Dispute as inadequate. If Qwest rejects such Bona Fide Dispute, Qwest will so notify Customer and Customer shall pay the withheld portion of the invoice plus interest commencing from the invoice Past Due Date at the rate of one percent (1%) per month, compounded monthly, within five (5) business days of such notice, unless such payment obligation is suspended thereafter by operation of Section 21.2. If Qwest determines that the Customer is entitled to credits or adjustments for Service outages pursuant to provisions of applicable Service Exhibits then Qwest will credit Customer's invoice for such amount on the next appropriate billing cycle.

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        6.4    Security.    The provision of Services is contingent upon the continuing credit approval by Qwest, Customer's compliance with the security provisions set forth in this paragraph, and, if attached, those additional "Security Terms and Conditions" set forth in Addendum 2 to the Agreement. At any time during the Term, Qwest may require a deposit or other acceptable form of security if it reasonably deems itself insecure with respect to Customer's ability to pay (e.g., if Customer has failed to pay any invoice when due, Customer has a Change of Control, or if there is a material change in circumstances of Customer's actual or anticipated usage hereunder or Customer's financial condition). In addition, if requested by Qwest, Customer agrees to provide, within ten (10) calendar days of Qwest's request, appropriate financial records to evaluate Customer's continuing ability to pay. In addition to its termination rights under Section 8.1, Qwest may, with notice, suspend the Services if Customer fails to comply with these security obligations. During any period of suspension, no service interruption shall be deemed to occur. Upon a default by Customer not cured in a timely manner, Qwest shall have the right to offset against any security instruments any amounts owed to Qwest by Customer and shall remit the balance to Customer without interest, unless obligated by law to do so.

7.    Term.    This Agreement shall be effective as of the Effective Date and continue for twelve (12) months (the "Initial Term"). After the expiration of the Initial Term, this Agreement will continue on a month-to-month basis unless terminated by either Party on thirty (30) calendar days prior written notice (the Initial Term and any month-to-month extensions hereof shall be collectively referred to as the "Term").

8.    Termination.

        8.1    Termination by Qwest    Qwest may terminate this Agreement, in whole or in part, for Cause upon notice and applicable right to cure (as set forth in this Agreement). In addition, Qwest may, immediately and without notice, terminate any or all Services provided pursuant to this Agreement to any foreign entity (i.e. not incorporated, formed or organized in the United States) that is or becomes Insolvent. If Qwest terminates this Agreement for any of the aforementioned reasons, Customer shall be obligated to pay the following: (i) any early termination fees due under any Service Exhibit; and (ii) any charges accrued but unpaid as of the termination date.

        8.2    Termination by Customer.    Customer may terminate a Service Exhibit for Cause, or if Cause exists to terminate all or substantially all of the Services, then Customer may terminate the Agreement in its entirety. If Customer terminates this Agreement for Cause, Customer shall only be liable for charges accrued but unpaid as of the termination date. If Customer terminates this Agreement prior to the conclusion of the Initial Term for reasons other than Cause, Customer shall be obligated to pay the following: (i) any early termination fees due under any Service Exhibit; and (ii) any charges accrued but unpaid as of the termination date.

9.    Limitation of Liability and Disclaimer of Warranties.

        9.1    Limitation of Liability.

          (a)   WITHOUT LIMITING ANY EXPRESS FINANCIAL OR LIABILITY PROVISIONS PROVIDED FOR IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, CUSTOMER'S PAYMENT AND INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT), NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, SPECIAL, RELIANCE, COVER TYPE, INCIDENTAL OR PUNITIVE DAMAGES (INCLUDING WITHOUT LIMITATION, LOST BUSINESS, REVENUE, PROFITS, OR GOODWILL) ARISING IN CONNECTION WITH THIS AGREEMENT OR THE PROVISION OF SERVICES HEREUNDER (INCLUDING ANY SERVICE IMPLEMENTATION DELAYS/FAILURES), UNDER ANY THEORY OF TORT, CONTRACT, WARRANTY, STRICT LIABILITY OR NEGLIGENCE, EVEN IF THE PARTY HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY

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  OF SUCH DAMAGES. QWEST MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY SERVICE PROVISIONED HEREUNDER.

          (b)   CUSTOMER'S EXCLUSIVE REMEDIES FOR CLAIMS UNDER THIS AGREEMENT SHALL BE LIMITED TO CUSTOMER'S PROVEN DIRECT DAMAGES; UNLESS CUSTOMERS' DAMAGES ARE OTHERWISE LIMITED BY THIS AGREEMENT TO OUTAGE CREDITS IN THE APPLICABLE SERVICE EXHIBIT, IN WHICH CASE QWEST'S TOTAL LIABILITY SHALL NOT EXCEED THE AGGREGATE AMOUNT OF ANY APPLICABLE OUTAGE CREDITS DUE UNDER THE SERVICE EXHIBIT FOR THE AFFECTED SERVICE.

        9.2    Disclaimer of Warranties.    QWEST SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR TITLE OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

        9.3   Customer acknowledges and accepts the reasonableness of the foregoing warranty disclaimer and limitations of liability. No cause of action under any theory which accrued more than one (1) year prior to the institution of a legal proceeding alleging such cause of action may be asserted by either Party against the other.

10.    Relationship.    Except to the limited extent provided in Section 2.1, (i) neither Party shall have the authority to bind the other by contract or otherwise or make any representations or guarantees on behalf of the other and (ii) the relationship arising from this Agreement does not constitute an agency, joint venture, partnership, employee relationship or franchise.

11.    Assignment or Sale.    This Agreement shall be binding upon the Parties' respective successors and assigns. Neither Party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing: (i) subject to the prior credit review and approval by Qwest of Customer's proposed assignee, Customer may assign this Agreement without prior written consent of Qwest to any Customer Affiliate, successor through merger, or acquirer of substantially all of its assets; and (ii) Qwest may assign this Agreement without prior written consent (x) to any Affiliate, successor through merger, or acquirer of substantially all of its business assets or (y) if necessary to be in compliance with the rules and/or regulations of any regulatory agency, governmental agency, legislative body or court of competent jurisdiction; provided that in all cases the assignee of Customer or Qwest, as applicable, acknowledges in writing its assumption of the obligations of the assignor hereunder. Any attempted assignment in violation hereof shall be of no force or effect and shall be null and void. Qwest may assign this Agreement or rights hereunder, without notice, for the purpose of collecting from Customer unpaid balances or other funds due and owing Qwest.

12.    Reporting Requirements.    If reporting obligations or requirements are imposed upon Qwest by any third party or regulatory agency in connection with either this Agreement or the Services, including use of the Services by Customer or its End Users, Customer agrees to assist Qwest in complying with such obligations and requirements, as reasonably required by Qwest and to hold Qwest harmless for any failure by Customer in this regard.

13.    Customer's Resale and End User Responsibilities.

        13.1 Customer is solely responsible for obtaining all licenses, approvals, and regulatory authority for its use and operation of the Services and the provision of Services to its End Users. In connection with its resale of the Services, Customer is solely responsible for all billing, billing adjustments/credits, customer service, creditworthiness and other service-related requirements of its End Users, and Qwest shall have no liability to Customer's End Users under this Agreement. Customer shall timely file and maintain any required regulatory filings related to its purchase and/or resale of the Services. Customer's

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payment obligations hereunder are not contingent upon Customer's ability to collect payments or charges from its End Users, Affiliates, agents, brokers or re-sellers.

        13.2 Qwest may suspend any or all of the Services immediately and/or terminate the Agreement pursuant to Section 8.1 if: (a) Customer fails to comply with any applicable foreign, federal, state or local law or regulation applicable to Customer's resale of the Services, or (b) Customer or its End Users commit any illegal acts relating to the subject matter of this Agreement. During any period of suspension pursuant to the foregoing sentence, no Service outage or interruption shall be deemed to occur. Customer shall: (i) be liable to Qwest for any damages caused by any intentional or illegal acts of Customer, (e.g., slamming) in connection with its use or resale of the Services; and (ii) indemnify, defend and hold harmless Qwest from and against any third party (including End Users') claims, actions, damages, liabilities, costs, judgments or expenses (including attorney fees) arising out of or relating b Customer's or End User's use, resale or modification of the Services or Customer's failure to comply with any regulatory filing requirements or failure to make any required regulatory or contributory payments (including but not limited to universal service support mechanisms).

14.    Survival.    The expiration or termination of this Agreement shall not relieve either Party of those obligations that by their nature are intended to survive.

15.    Nondisclosure/Publicity.    Neither Party shall disclose to any third party during the Term of this Agreement and for one (1) year following the expiration or termination hereof, (i) any of the terms of this Agreement, including pricing; (ii) the existence, negotiation or result of any arbitrations or settlements related hereto; or (iii) other Proprietary Information of the other Party, unless such disclosure is required by any state or federal governmental agency, is otherwise required to be disclosed by law, or is necessary in any proceeding establishing rights or obligations under this Agreement. No publicity regarding the existence and/or terms of this Agreement may occur without Qwest's prior express written consent, and such written consent, if granted, may be granted only by Qwest's Executive Vice President of Corporate Communications or an authorized designee. The content and timing of any press releases and all other publicity regarding the subject matter of this Agreement or Customer's relationship with Qwest, if authorized, shall be mutually agreed upon by the Parties in advance. Notwithstanding anything to the contrary, Customer may not make any disclosure to any other person or any public announcement regarding this Agreement or any relation between Customer and Qwest, without Qwest's prior written consent. In addition, both Parties shall comply with the provisions contained in Section 5 of this Agreement. Qwest shall have the right to terminate this Agreement and any other agreements between the Parties if Customer violates this provision.

16.    Waiver.    The terms, representations and warranties of this Agreement may only be waived by a written instrument executed by the Party waiving compliance. Except as otherwise provided for herein, neither Party's failure, at any time, to enforce any right or remedy available to it under this Agreement shall be construed as a continuing waiver of such right or a waiver of any other provision hereunder.

17.    Severability.    If any provision of this Agreement is held to be invalid or unenforceable, the remainder of the Agreement will remain in full force and effect, and such provision will be deemed to be amended to the minimum extent necessary to render it enforceable.

18.    Notices.    Except as otherwise provided herein, all required notices shall be in writing, transmitted to the Parties' addresses specified in the signature page or such other addresses as may be specified by written notice, and will be considered given either: (i) when delivered by facsimile or e-mail, so long as duplicate notification is sent via US Mail; (ii) when delivered in person to the recipient named on the signature page; (iii) if sent in the U.S., when deposited in either registered or certified U.S. Mail, return receipt requested, postage prepaid; or (iv) when delivered to an overnight courier service.

19.    Force Majeure/System Maintenance.    Neither Party shall be liable to the other for any delay or failure in performance of any part of this Agreement if such delay or failure is caused by a Force

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Majeure Event. The Party claiming relief under this Section shall notify the other in writing of the existence of the Force Majeure Event and shall be excused on a day-by-day basis to the extent of such prevention, restriction or interference until the cessation of such Force Majeure Event. Qwest will use reasonable efforts during the Term of this Agreement to minimize any Service interruptions that might occur as a result of planned system maintenance required to provision the Services.

20.    Governing Law.    This Agreement will be governed by, enforced and construed in accordance with the laws of the State of New York excluding the choice of law provisions thereof other than Section 5-1401 of the New York General Obligations Law, except and to the extent that (a) the United States Communications Act of 1934, as amended and interpreted by the United States Federal Communications Commission ("FCC"), or (b) the telecommunications regulatory law of another national jurisdiction, applies to this Agreement. Qwest reserves the right to suspend, modify or terminate any Service without liability where: (i) Regulatory Activity prohibits, restricts or otherwise prevents Qwest from furnishing such Service; or (ii) any material rate, charge or term of such Service is substantially changed by a legitimate regulatory body, governmental authority, or by order of the highest court of competent jurisdiction to which the matter is appealed.

21.    Arbitration of Disputes.

        21.1 Except with respect to disputes arising under Section 5 of this Agreement, or any breach of that section, any dispute arising out of, or relating to, this Agreement shall be settled by arbitration to be conducted in accordance with the Judicial Arbitration and Mediation Services ("JAMS") Comprehensive Arbitration Rules. The Federal Arbitration Act, 9 U.S.C. Sections 1-16, not state law, shall govern the arbitrability of the dispute. New York law, without regard to choice of law principles, will otherwise govern and apply to any and all claims. The costs of the arbitration, including the arbitrator's fees, shall be shared equally by the Parties; provided, however, that each Party shall bear the cost of preparing and presenting its own claims and/or defenses (including its own attorneys' fees). The arbitration will be held in Denver, Colorado. A single arbitrator engaged in the practice of law, who is knowledgeable about the subject matter of the contract, shall conduct the arbitration. The arbitrator has no authority to award any indirect, incidental, special, reliance, exemplary, punitive, or consequential damages, including damages for lost profits. Except for misapplication of law, the arbitrator's decision shall be final, binding, and enforceable in a court of competent jurisdiction. If either Party fails to comply with the dispute resolution process set forth herein (including without limitation, non-payment of an arbitration award) and a Party is required to enforce such compliance in court or elsewhere, then the non-complying Party shall reimburse all of the costs and expenses incurred by the Party seeking such enforcement (including reasonable attorneys' fees).

        21.2 If either Party notifies the other that it intends to request an arbitration proceeding, Customer shall promptly place all disputed and withheld amounts, if any, on an on-going basis with the Escrow Agent, pursuant to a mutually agreeable escrow agreement. Qwest reserves the right to suspend provisioning of the Services or terminate the Agreement pursuant to Section 8.1 if Customer fails to comply with the above escrow obligation.

22.    Headings.    The headings used in this Agreement are for convenience only and do not in any way limit or otherwise affect the meaning of any terms of this Agreement.

23.    Authorization.    Customer represents and warrants that: (i) the full legal name of the legal entity intended to receive the benefits and Services under this Agreement is accurately set forth herein; (ii) the person signing this Agreement has been duly authorized to execute this Agreement on Customer's behalf; and (iii) the execution hereof is not in conflict with law, the terms of any charter, bylaw, articles of association, or any agreement to which Customer is bound or affected. Qwest may act in reliance upon any instruction, instrument, or signature reasonably believed by Qwest to be genuine. Qwest may assume that any employee of Customer who gives any written notice, Order Form, or other instruction in connection with this Agreement has the authority to do so.

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24.    Third Party Beneficiaries.    The terms, representations, warranties and agreements of the Parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any third party (including, without limitation, Customer's Affiliates and End Users).

25.    Export Regulations.    The Parties acknowledge and agree that both (i) certain equipment, software and technical data which may be provided or utilized in connection with the furnishing of the Services hereunder; and (ii) the use of such services may be subject to export, re-export or import controls under the United States Export Administration Regulations or similar regulations of the United States or of any other country.

26.    Foreign Corrupt Practices Act.    Notwithstanding anything to the contrary herein, the Parties each hereby acknowledge and agree that certain laws of the United States, including the Foreign Corrupt Practices Act, 15 U.S.C. Sections 78dd-1 et seq., prohibit any person subject to the jurisdiction of the United States from making or promising to make any payment of money or anything of value, directly or indirectly, to any government official, political party, or candidate for political office for the purpose of obtaining or retaining business. The Parties each hereby represent and warrant that, in the performance of its obligations hereunder, it has not made, and will not make, any such proscribed payment.

27.    Entire Agreement.    This Agreement, together with all Addenda and Service Exhibits, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all prior offers, contracts, agreements, representations and understandings made to or with Customer by Qwest or any predecessors -in-interest, whether oral or written, relating to the subject matter hereof. All amendments to this Agreement shall be in writing and signed by the Parties.

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QWEST WHOLESALE SERVICES AGREEMENT

ADDENDUM 1-DEFINITIONS:

        "Affiliate(s)" means, with respect to any Party, any entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Party (i.e. possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of a Party, whether through the ownership of voting securities, as trustee, by contract or otherwise); provided, however, that Qwest Corporation shall not be deemed an Affiliate of Qwest for purposes of this Agreement.

        "Bona Fide Dispute" means a good faith assertion of a right, claim, billing adjustment or credit which Customer reasonably believes it is entitled to under the Agreement. A Bona Fide Dispute shall not include, and Customer may not withhold any amounts invoiced for, actual calls made by Customer, Customer's End Users or unauthorized third parties (e.g., fraudulent calls).

        "Cause" means the failure of a Party to perform a material obligation under this Agreement which failure is not remedied, if curable: (a) in the event of a payment or security default, upon five (5) calendar days written notice, or (b) in the event of any other general default, upon thirty (30) calendar days written notice (unless a shorter notice period is expressly set forth in the Agreement, in which case the shorter notice period shall apply).

        "Change of Control" occurs with respect to Customer if: (a) any entity having previously Controlled (as hereinafter defined) Customer, ceases to do so; (b) any entity acquires Control of Customer (whether by reason of acquisition, merger, reorganization, operation of law or otherwise); or (c) all, or substantially all, of the assets of Customer or an entity that Controls Customer are acquired (whether by reason of acquisition, merger, reorganization, operation of law or otherwise) by, or combined by merger with, any other entity. Change of Control excludes any assignment permitted under Section 11.

        "CPE" means Customer premise equipment, software and/or other materials associated with the Service.

        "Due Date" means thirty (30) calendar days from the invoice date.

        "End User(s)" mean Customer's end-users or customers.

        "Escrow Agent" means Wells Fargo Bank West, N.A., 1740 Broadway, Denver, Colorado 80274, United States, phone #: 1-3038636247, unless otherwise indicated by Qwest to Customer in writing or in a country-specific annex appended hereto.

        "Force Majeure Event" means an unforeseeable event (other than a failure to comply with payment obligations) beyond the reasonable control of a Party, including without limitation: act of God; fire; flood; labor strike; sabotage; fiber cut; material shortages or unavailability or other delay in delivery not resulting from the responsible Party's failure to timely place orders therefore; lack of or delay in transportation; government codes, ordinances, laws, rules, regulations or restrictions; war or civil disorder.

        "Insolvent" means the occurrence of any of the following events, whereby Customer (i) becomes or is declared insolvent or bankrupt; (ii) is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it; (iii) makes an assignment for the benefit of all or substantially all of its creditors; or (iv) enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations.

        "Order Form" means Service order request forms issued by Qwest.

        "Past Due Date" means the first calendar day following the Due Date.

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        "Complete Documentation" means documentation and other detailed written support which identifies with specificity the basis and the charges which are subject to the Bona Fide Dispute, the Service interruption credit or other credit to which Customer reasonably believes itself entitled, and the amounts being withheld by Customer pending resolution of such Bona Fide Dispute.

        "Proprietary Information" means written information that is either: (a) marked as confidential and/or proprietary, or which is accompanied by written notice that such information is confidential/proprietary, or (b) not marked or notified as confidential/proprietary, but which, if disclosed to any third party, could reasonably and foreseeably cause competitive harm to the owner of such information.

        "Contributory Charges" means recurring charges, usage charges and other qualifying charges applicable to the Contributory Services accruing to Customer's account under this Agreement, before application of all eligible discounts and excluding all Taxes, nor-recurring charges, fees, CPE charges, issued credits, uncollectable Customer charges, pass-through charges, installation charges, local access and access-related charges, and any other charges expressly excluded in the applicable Service Exhibits.

        "Contributory Services" means all of the following services: (i) Domestic Qwest Express Originating and Terminating Usage; (ii) Qwest Express International Terminating Usage (including Canadian and Mexican); (iii) Qwest Express Directory Assistance Usage; (iv) Qwest Express Canadian Origination Service; (v) ReQwest Switchless Reseller Services; (vi) all eligible Dedicated Internet Access Monthly Recurring Charges ("MRCS"); and (vii) all other eligible Dedicated Facilities MRCs (e.g., Frame Relay, Private Line, and ATM Services).

        "Regulatory Activity" means any regulation and/or ruling, including modifications thereto, by any regulatory agency, legislative body or court of competent jurisdiction.

        "Service(s)" means the Qwest services provided to Customer pursuant to any Service Exhibit attached hereto.

        "Tax" or "Taxes" mean(s) any and all applicable foreign, national, federal, state and local taxes, including, without limitation, all use, sales, value-added, goods and services, surcharges, excise, franchise, commercial, gross receipts, license, privilege or other similar taxes, levies, surcharges, duties, fees, or other tax-related surcharges whether charged to or against the Customer, with respect to the supply of the Services or underlying facilities provided by a Party under this Agreement, as well as any other imposition by any governmental authority which has the effect of increasing Qwest's cost of providing the Services or the underlying facilities

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QWEST WHOLESALE SERVICES AGREEMENT

ADDENDUM 2-SPECIAL SECURITY AND PAYMENT TERMS:

REQUIRED SECURITY INTEREST/LIEN REQUIREMENTS

        To secure payment for Services provided by Qwest, Customer hereby grants to Qwest a security interest and continuing lien upon all of Customer's accounts receivable, accounts (customer base), negotiable instruments, contract rights, general intangibles and chattel paper (each as defined in the U.S. Uniform Commercial Code) in which Customer has any interest now owned or hereafter acquired; and the products, proceeds and substitutions of all the foregoing, including but not limited to insurance proceeds (collectively, the "Collateral"). Customer hereby appoints Qwest as its attorney-in-fact to sign on its behalf any and all financing statements and continuation statements as Qwest may require for purposes of perfecting and continuing the perfection of each security interest in the

SECURITY REQUIREMENT

        Qwest and the Customer hereby agree that Qwest shall establish specific terms and conditions of security for payment of the Services acceptable to Qwest, in its sole determination, prior to the commencement of Services or during the Term of the Agreement. If Customer does not comply with such additional terms and requirements of security for payment, Qwest may, immediately and without further notice or liability: (a) refuse to provision any Order Forms; (b) suspend Services; and/or (c) terminate this Agreement. Customer also agrees to the following basic terms and conditions as security for payment of Services provisioned by Qwest to Customer.

IRREVOCABLE STANDBY LETTER OF CREDIT OR CASH DEPOSIT

        Within seven (7) calendar days after Customer's execution of the Agreement, Customer agrees to provide Qwest with either an irrevocable standby letter of credit ("Letter of Credit") or a cash deposit, either in the form of certified funds or a wire transfer, ("Cash Deposit") in the amount of Two Hundred Sixty Seven Thousand dollars (US$267 000.00).

        If Customer selects the Letter of Credit, the Letter of Credit shall be established according to the following terms and in accordance with other instructions to be provided by Qwest. The Letter of Credit shall: (a) be in the amount as stated above (or such other amount as may be requested by Qwest as provided for herein); (b) be maintained for a period of fourteen (14) months from the effective date of such Letter of Credit in favor of Qwest; (c) be provided by a reputable financial institution approved by Qwest; (d) be in a form and substance acceptable to Qwest; and (e) provide for payment of Qwest's drafts on sight in a full or partial drawing if accompanied by Qwest's signed and dated statement containing one of the following representations:

          (i)    "The undersigned, an authorized officer of Qwest Communications Corporation, hereby certifies that (name of Customer) has not paid invoice(s) for Qwest telecommunications services; that written notice has been given to (name of Customer); that payment has not been received from (name of Customer) or other source, and subject payment is now fifteen (15) or more calendar days past the due date"; or

          (ii)   "The undersigned, an authorized officer of Qwest Communications Corporation, hereby certifies that, although all or a portion of (name of Customer) indebtedness has been paid, the payment, or a portion thereof, was paid within ninety (90) days of a petition filed by or against (name of Customer) under the applicable bankruptcy, insolvency, or receivership law or a general assignment for the benefit of (name of Customer) creditors."

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        If Customer selects the Cash Deposit, such Deposit should be either wired or certified funds mailed as follows:

Wiring Instructions: National City Bank Corporation Louisville, Kentucky United States ABA #: 083000056 To Qwest DDA #: 354075341	Mailing Instructions: Qwest Communications MS 10E110 4250 N. Fairfax Drive Arlington, Virginia 22203 United States

        Failure to provide the Letter of Credit or Cash Deposit as set forth above will be considered a material breach of the Agreement, and, in such event, Qwest, may, immediately and without further notice or liability: (a) refuse to provision any Order Forms; (b) suspend Services; and/or (c) terminate this Agreement.

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SERVICE EXHIBIT T
LOCAL ACCESS
WHOLESALE SERVICES AGREEMENT

1.0   General.    This Service Exhibit T is appended and subject in all respects to the Agreement. Except as set forth in this Service Exhibit T, capitalized terms shall have the definitions assigned to them in the Agreement. Qwest will provide Qwest Local Access service (referred to herein as the "Service" or "Local Access Service") pursuant to the terms and conditions of the Agreement, pricing from the Wholesale Q.pricer pricing tool, and this Service Exhibit T.

2.0   Additional Definitions.

        2.1   "CPE" means customer premises equipment, software and/or other materials used in connection with the Service.

        2.2   "End User" means Customer's members, end-users, customers or any other third parties who utilize or access the Service or the Qwest network via the Service provided hereunder.

        2.3   "Demarcation Point" is: (a) the physical interface between the Qwest Domestic Network and the Customer telecommunications equipment, or (b) the physical interface between a third party carrier connecting the Qwest Domestic Network to the Customer's telecommunications equipment.

        2.4   "Qwest Domestic Network" means the Qwest interexchange network or backbone located within the continental U.S. which is comprised only of physical media, including switches, circuits and/or ports that are owned and operated by (a) Qwest, or (b) a wholly or partially owned subsidiary of Qwest.

        2.5   "Qwest Point of Presence" or "QPOP" is Qwest owned physical presence that lies directly on the Qwest Domestic Network where direct interconnection between the Qwest Domestic Network and the network of a Local Exchange Carrier ("LEC") is possible.

        2.6   "Service Address" is the building where Customer receives the Local Access Service. Only a building that is classified by Qwest as a business address can be a Service Address. Qwest does not provide Local Access Service to residential locations or to business offices in residential locations.

3.0   Definitions of Types of Local Access Service and Multiplexing.

        3.1   "Local Access Service" consists of three components: "Qwest Provided Access", "Customer Provided Access" and "Cross-Connect".

  (i)
  "Qwest Provided Access" consists of "On-Net Circuits" and "Leased Local Loop Circuits", and is defined in Sections 3.2 and 3.3 hereof, respectively.

  (ii)
  "Customer Provided Access" can be provided via "Dedicated Facilities" or via "Non-Dedicated Facilities", and is defined in Section 3.4 hereof.

  (iii)
  "Cross-Connect" is defined in Section 3.5.

        3.2   "On-Net Circuit" or "On-Net Local Access Service" means local backbone access circuits provided solely on Qwest owned and operated facilities. On-Net Local Loop Circuits are available in DS-1, DS-3, OC-3, OC-12 and OC-48 circuit types. On-Net Local Loop Circuits terminate at the common telecommunications facility or meet-me point within the Service Address.

        3.3   "Leased Local Loop Circuit(s)" means Qwest-provided local backbone access circuits ordered and leased from another carrier (specific carrier chosen is at the sole discretion of Qwest) by Qwest, on behalf of the Customer. Leased Circuits are available in DS-0, DS-1, DS-3, OC-3, OC-12 and OC-48 circuit types.

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        3.4   "Customer Provided Local Access" or "CPA" refers to Customer ordering its own local access from a LEC to connect the Customer premises to the GNest Domestic Network at a Demarcation Point specified by Qwest. CPA is available via (i) "Dedicated Facilities" or via (ii) "Non-Dedicated Facilities".

  (i)
  "Dedicated Facilities" applies when Qwest has dedicated entrance facilities leased from a LEC. The Customer must pay a CPA charge when utilizing Dedicated Facilities.

  (ii)
  "Non-Dedicated Facilities" applies when Qwest does not have dedicated entrance facilities. No CPA charges apply.

        3.5   "Cross-Connect" means an intra-POP connection between certain Customer facilities with direct access (e.g. via collocation or direct connection) to Qwest's Domestic Network (either located within Qwest's transport area or Qwest's collocation area) and the Qwest backbone access point. Cross-Connects must be associated with Services using the Qwest Domestic Network. Customer must have a valid Collocation Agreement with Qwest to receive Cross-Connects, unless Cross-Connects are ordered as part of a Direct Connect arrangement (pursuant to Section 3.6 hereof) or unless ordered in a Qwest supported meet-me-room.

        3.6   The aforementioned "Local Access Services" are available in "Carrier Hotels" where Qwest has a QPOP in a carrier hotel facility in DS-1, DS-3, OC-3, OC-12 and OC-48 circuit types. There are three types of Local Access Services available in Carrier Hotel Circuits: (i) On-Net, (ii) Leased Loop, and (iii) Cross-Connect.

  (i)
  Local loops transporting Customer's traffic from the carrier hotel facilities to the Qwest POP are On-Net if the carrier hotel is located in a Qwest On-Net building.

  (ii)
  The Carrier Hotel Circuit is considered a Leased Loop for ordering purposes if the carrier hotel requires a leased network element to get back to the QPOP.

  (iii)
  The Carrier Hotel Circuit will be priced as a Cross-Connect (with no corresponding loop fee) if Customer is a carrier hotel customer in the QPOP collocation space or Qwest supported meet-me-room.

        3.7   "Direct Connect" means Qwest in its sole discretion allows Customer to bring its own fiber directly to the Qwest fiber. All Direct Connects require: (i) splicing of Customer and Qwest fibers, and (ii) cross-connection of individual circuits.

  (i)
  Direct Connect splicing can occur in the transport area within a QPOP, the Customer's collocation area, a Qwest Manhole or Handhole (ROW POPS) and a meet-me-room. Qwest will have final determination of which method will be used. Additional construction may be required. Customer must contact their Account Manager to initiate this process. Qwest will charge the Customer for any splicing or construction required, which will be determined on an individual case basis. The Customer is responsible for making arrangements with the Building Owner outside the Qwest space. Electrical connections are only permitted for Customers with their own existing conduit into the Qwest space.

  (ii)
  Any circuits utilizing Direct Connect fiber for connectivity within the QPOP may also be subject to Cross-Connect charges. Customer may not need a Collocation Agreement with Qwest to receive Cross-Connect if ordered as part of a Direct Connect facility.

        3.8   "Ancillary Charges" are charges for additional services that are provided pursuant to Local Access Service. These charges are used to offset additional costs associated to providing the service.

  (i)
  "Construction" involves charges required to extend to the Customer demarcation point not covered by "Extended Wiring".

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  (ii)
  "Extended Wiring" applies to additional wiring required for orders where the Customer demarcation point is not located in the same telco cage as the Qwest assigned demarcation point.

  (iii)
  "Local Loop Change Fee" applies to orders where the Customer premise is being moved.

        3.9   "Multiplexing" is offered by Qwest as an additional Service hereunder. At Customer's request and where available, Qwest will multiplex a Local Access Circuit for an additional charge. Qwest offers multiplexing for On-Net Circuits and Leased Circuits. For On-Net Circuit multiplexing, Qwest provides lower level circuit handoffs to Customer at a single Service Address in conjunction with a higher-level OrrNet Circuit. For Leased Circuit multiplexing, Qwest facilitates the delivery of lower level circuit handoffs to Customer in multiple Service Addresses in conjunction with a higher-level Leased Circuit. Multiplexing is generally available for DS-1, DS-3, and OC-n Local Access circuits.

4.0   Service Description.

        4.1   The Agreement, the Wholesale Q.pricer quoted price, and this Service Exhibit T constitute the entire agreement between Customer and Qwest with respect to the Service.

        4.2   The Service provides the physical connection between the Service Address and the Qwest Domestic Network. The Service will include any entrance cable or drop wire to that point where provision is made for termination of Qwest's outside distribution network facilities at a suitable location at a Customer designated Service Address and will be installed by Qwest to such point of termination. The Service shall extend to and include the equipment maintained by Qwest at the termination point of the local loop at the applicable Service Address (i.e. Demarcation Point) but shall not include CPE, extended wiring, inside wiring or other equipment not maintained by Qwest at a Service Address. All equipment owned by Qwest shall remain the sole property of Qwest, and Customer expressly disclaims any right, title or interest in or to any Qwest equipment or property, or in that of any of Qwest's affiliates, Customers, agents or licensees located within the QPOP or elsewhere. The Service has only one point of termination per Service Address. Any additional terminations beyond such point of termination are the sole responsibility of Customer. Customer shall provide Qwest with Building Owner (as defined below) authorization for all On-Net building facilities, in a form reasonably acceptable to Qwest. Qwest only provides the Service to buildings that Qwest in its sole discretion has identified as business locations. Under no circumstances will Service be provided to residential addresses, even if business is conducted at such residential location. This Service is not a standalone service; Customer may purchase the Service only in connection with Customer's use of Qwest Domestic Network services. Customer warrants that at least ten percent (10%) of the voice or data traffic it will route over the Service shall be interstate in nature (i.e., shall terminate in a state other than the state in which Qwest has provisioned the Service). For standalone special access, please ref err to the Metro Private Line service.

5.0   Ordering of Local Access Services.

        5.1   Qwest shall provide the requested Service to Customer if and to the extent that the following conditions are fully satisfied: (i) Qwest receives and accepts a complete and valid Service Order Form from Customer requesting the Service in accordance with the terms and conditions of this Service Exhibit, and (ii) Qwest determines, in its sole discretion, that adequate capacity is available on the Qwest Domestic Network Qwest reserves the right to delay, reject or terminate any Customer submitted Order Form in its reasonable discretion prior to the delivery of the ordered Service thereunder.

        5.2   Upon acceptance of a complete and accurate Service Order Form, Qwest shall notify Customer of its target date for the delivery of each Service (the "Estimated Availability Date'). Qwest shall use commercially reasonable efforts to install each such Service on or before the Estimated

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Availability Date, but the inability of Qwest to deliver Service by such date shall not be a default under the Agreement or this Service Exhibit T.

6.0   Term.

        6.1    Term    The term of this Service Exhibit T shall begin upon the Effective Date of the Agreement and will continue until the expiration or termination of the last to expire or terminate Service ordered pursuant to this Service Exhibit T.

        6.2    Term of Service    Start of service (the "Start of Service Date") shall begin on the date on which Customer accepts delivery of such Service as provided herein. Qwest shall provide notice that a Service is ready for acceptance by delivering to Customer a circuit acceptance notification, confirming that the Service is ready for Customer's acceptance. If: (i) Customer fails to give written notice that the Service is in material non-compliance with the applicable standard Qwest network specifications, as modified from time to time by Qwest (the "Specifications") within five (5) business days after Qwest sends Customer the circuit acceptance notification; or (ii) Customer places live traffic on the Service after notification by Qwest that the Service is available, then Customer shall be deemed to have accepted such Service, and the Start of Service Date shall commence as of the fifth (5th) business day following the date the circuit acceptance notification is sent to Customer by Qwest. Following notice by Customer of material non-compliance with the Specifications as set forth above, Qwest shall promptly take such reasonable action as is necessary to correct any such non-compliance in the Service and shall, upon correction, notify Customer of a new Start of Service Date. The term of any Service begins on the Start of Service Date and continues for a minimum of twelve (12) months from the Start of Service Date for all Local Access Services ("Minimum Service Tern"). The Minimum Service Term plus any additional time period agreed upon in the Qwest accepted Service Order Form is the "Service Term". Upon expiration of any Service Term, such Service shall automatically renew on a month to month basis under the terms and conditions of this Service Exhibit T at the then current rates for such Service. Any such automatic renewal term shall also be referred to as the "Service Term." Upon written notice to the other party at least thirty (30) days prior to the conclusion of any such Service Term, either party may terminate the Service associated with this Service Exhibit T.

7.0   Termination.

        7.1    On-Net Circuit Cancellation Prior to Acceptance.    If Customer cancels an On-Net Circuit for which no special construction by Qwest is necessary (a) within five (5) business days of placing the order with Qwest, but prior to the Estimated Availability Date, then Customer agrees to pay Qwest a five hundred dollar ($500) cancellation charge, or (b) after the fifth (5 `") business day of placing the order with Qwest but prior to the Estimated Availability Date, then Customer agrees to pay one (1) month's monthly recurring charges for DS-0 and DS-1 Service, or six (6) months' monthly recurring charges for DS-3 and OC-n Service. If Customer cancels at any time prior to the Estimated Availability Date an On-Net Facility for which special construction is required, Customer shall pay the termination charges for such On-Net Circuit set forth in Section 7.3 below.

        7.2    Leased Circuit Cancellation Prior to Acceptance.    If Customer cancels a Leased Circuit for which no special construction by Qwest is necessary (a) within five (5) business days of placing the order with Qwest, but prior to the Estimated Availability Date, then Customer agrees to pay Qwest a five hundred dollar ($500) cancellation charge, or (b) after the fifth (5") business day of placing the order with Qwest but prior to the Delivery Date, then Customer agrees to pay one (1) month's monthly recurring charges for DS-0 and DS-1 Service, or twelve (12) months' monthly recurring charges for DS-3 and OC-n Service. If Customer cancels at any time prior to the Estimated Availability Date, a Leased Circuit for which special construction is required, Customer shall pay the termination charges set forth in Section 7.3 below.

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        7.3    Termination After Acceptance.    If Customer terminates this Service Exhibit or a particular Service prior to the conclusion of tie Service Term of the Service, or Qwest terminates the Agreement in accordance with this Agreement, Customer shall pay: (a) all accrued and unpaid charges for the terminated Service provided through the effective date of such termination; (b) the amount of any non-recurring charges that Qwest discounted or waived; (c) all installation or construction costs and expenses incurred by Qwest to install such Service, if applicable; and (d) a Service Termination Charge (as set forth hereinafter). The applicable "Service Termination Charge" for Services not requiring special construction is (i) one hundred percent (100%) of the balance of the monthly recurring charges that otherwise would have become due for the unexpired portion of the first twelve (12) months of the Service Term, if any, for the canceled Service, plus (ii) thirty-five percent (35%) of the balance of the monthly recurring charges that otherwise would have become due for the unexpired portion of the applicable Service Term, if any, other than the first twelve (12) months of the Service Term. The applicable "Service Termination Charge" for Services requiring special construction is one hundred percent (100%) of the balance of the monthly recurring charges that otherwise would have become due for the unexpired portion of the Service Term.

        7.4.    On-Net Circuit Upgrades.    Subject to the conditions specified herein, Customer may request an upgrade ("Upgrade Circuit") to Customer's existing On-Net Circuit ("Original On-Net Circuit"), which has been installed, accepted and in service for a minimum of six (6) consecutive months provided that: (i) the available capacity for Upgrade Service exists at the time of the request, as determined by Qwest in its sole discretion, (ii) the monthly recurring charge (NRC) after eligible discounts for the Upgrade Circuit is at least fifteen percent (15%) greater than the MRC of the Original Circuit, (iii) the Service Term for the Upgrade Circuit is equivalent to or greater than the Service Term ordered for the Original Circuit being replaced, (iv) the Order Form for the Upgrade Circuit is placed simultaneously with the Service Order to disconnect the Original Circuit, and (v) the Upgraded Circuit must be installed within thirty (30) calendar days of the date of the termination of the Original Circuit. If Qwest accepts the Order Form for Upgrade Circuit and the foregoing conditions are met, Customer shall not be required to pay any termination liability for the Original Circuit pursuant to Section 7.1 or 7.3 hereunder.

8.0   Charges and Payment.

  (a)
  Customer shall pay the rates and charges set forth in the applicable Order Form (based upon pricing from Qwest's Q.pricer local access pricing tool) for each Local Access Service. For all Local Access Services for which pricing is unavailable on Qwest's Q.pricer local access pricing tool (including but not limited to special construction, etc.), Customer shall pay all rates and charges as set forth in the special pricing Attachment T-2 hereto. If during the provisioning of Service, Qwest incurs additional non-recurring charges to provide the Service, Qwest shall notify Customer of such additional charges. Within twenty-four (24) hours, Customer shall notify Qwest that: (i) Customer wishes to cancel the applicable Order Form (without further liability under Section 7.2 hereof); or (ii) that Customer shall pay such additional non-recurring charges.

  (b)
  CPA charges, when applicable, are available using Q.pricer.

  (c)
  Unless otherwise set forth in Attachment T-2 attached hereto, cross connect pricing quotes related to direct connect services must be obtained by Customer using Q.pricer.

  (d)
  Ancillary Charges may apply to Services hereunder and shall be obtained by using Q.pricer, except that all Construction charges shall be determined on an individual case basis.

  (e)
  Charges for Multiplexing Services hereunder shall be determined on an individual case basis as agreed upon in Attachment T-2 attached hereto.

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9.0   Miscellaneous.

        9.1    Customer Provided Access.    For Customer Provided Access, Customer will select its carrier and pay that carrier directly for all costs associated with the local access interconnection and access-related charges imposed by the carrier (including without limitation, installation charges). Customer's chosen carrier shall terminate the local access circuit at the nearest Qwest network access point, to be designated by Qwest and at a termination point designated by Qwest. Customer Provided Access ("CPA") monthly recurring charges ("CPA Charges") may apply when the Customer elects to order its own local access from another carrier. CPA Charges will apply when the Customer orders its own local access from a LEC to connect the Customer premises to the Qwest Domestic Network and the circuit is provisioned on a Qwest dedicated circuit from the Qwest POP Serving Wire Center ("SWC") to the Qwest POP. CPA charges will be waived when the Customer's local access circuit rides a non-dedicated entrance facility, not controlled by Qwest, to connect the Qwest POP SWC to the Qwest POP. The Customer must identify the local access carrier at the time of order. Qwest will notify the Customer during the service order process if the CPA Charges will apply. If Customer multiplexes or subrates any Customer Provided Access and provides such services to third parties, then Customer shall provide to Qwest all information Qwest requests to maintain its network. Such information includes but is not limited to, all customer design and billing account information to enable Qwest to issue necessary Access Service Requests to perform the requested maintenance and/or rearrangements. Customer shall provide such information to Qwest within thirty (30) days of Qwest's request for the information.

        9.2    Termination of CPA.    Customer acknowledges that Qwest cannot disconnect or terminate Customer ordered CPA. Therefore, in order for Qwest to process a Customer disconnect Order Form for Services provided under the Agreement for which Customer arranges associated CPA (the "CPA Associated Service"), Customer must first provide Qwest with the written Disconnect Firm Order Confirmation ("DFOC") notice(s) from the respective CPA carrier. If Customer fails to provide Qwest with the DFOC, then Customer shall remain liable for all applicable rates, fees and charges for the CPA Associated Service, regardless of whether or not such CPA Associated Service is useable by Customer, until such time that Customer furnishes the required DFOC (even if such time extends beyond the originally scheduled Service Term for the CPA Associated Service) or terminates the associated CPA with the local access carrier.

        By execution hereof, Customer hereby authorizes Qwest to disconnect the CPA or to require the CPA carrier to do the same (i) in the event that Customer fails to comply with the above condition to provide Qwest with the appropriate written DFOC notice within thirty (30) calendar days from receipt by Qwest of the disconnect Order Form for the CPA Associated Service, or (ii) in cases where Qwest disconnects Customer for non-payment or material breach of any Service Exhibit or the Agreement.

        9.3    Controlling Document.    In the event of a conflict between the terms of this Service Exhibit and the terms of the Agreement or any other Service Exhibit, the terms of this Service Exhibit T shall control.

        9.4    Building Owner.    CUSTOMER EXPRESSLY WAIVES ALL CLAIMS AGAINST THE OWNER OF AN ON-NET FACILITY (OR ITS SUCCESSOR(S) IN INTEREST) ("BUILDING OWNER") WITH RESPECT TO ANY CESSATION OR INTERRUPTION OF THE SERVICE ON QWEST OWNED AND OPERATED FIBER OPTIC LOCAL LOOPS FROM THE QPOP TO THE DEMARCATION POINT, INCLUDING, WITHOUT LIMITATION, A CLAIM OF DEFAULT OR CONSTRUCTIVE EVICTION BY BUILDING OWNER UNDER ANY LEASE OR OTHER AGREEMENT BETWEEN CUSTOMER AND BUILDING OWNER UNLESS OTHERWISE AGREED UPON BETWEEN CUSTOMER AND BUILDING OWNER.

        9.5    Cross-Connect Transmission Levels.    Transmission (DSN and OCN) levels and quality of signal transmission must be such as to not damage or otherwise harm or degrade Qwest facilities or network(s). Transmission signals must not cause alarms on the Qwest network. Customer represents

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and warrants that any Cross-Connects purchased hereunder shall be used for cross connects at such signal level as specified in the associated order form, and shall operate within the electrical or optical characteristics for such signal levels in accordance with industry and Qwest standards for the same (which Qwest standards shall be provided upon written request). Customer will use its best efforts to ensure a prompt response time for Cross-Connect failures on Customer's side of the demarcation point, and any such failure on Customer's side of the Cross-Connect shall not give rise to outages or outage credits pursuant to any Service Exhibits under the Agreement.

10.   Outage Credits

        10.1    Service Level Agreement.    The On-Net Local Access Service is subject to the following availability service level agreement ("Service Level Agreement") that is effective as of the first day of the second month after initial installation of a particular On-Net Circuit. Customer shall, subject to the terms, exclusions and restrictions described herein, be entitled to receive from Qwest a credit if the availability ("Circuit Availability") of a particular On-Net Local Access Service for any calendar month falls below the percentage shown in the credit schedule included in this section. Qwest shall guarantee the Circuit Availability only to the point to which Qwest can perform remote loop-back testing, even if the Demarcation Point extends past such testing point. An ON-Net Circuit shall for purposes of this document be deemed to be unavailable to Customer only if the On-Net Circuit ("Affected Circuit") is subject to an interruption (other than as noted in Section 10.5 herein) that results in the total disruption of the On-Net Local Access Service ("Outage"). The credit ("Outage Credit") to which Customer may be entitled under this section shall be equal to the applicable Circuit Availability Percentage (identified in the table below) of Customer's monthly recurring charges (MRCs) for the Affected Circuit after application of any credits or discounts ("Eligible Circuit Charges"). The Outage Credit shall not include credits on any other monthly recurring charges charged to Customer for any other service. Qwest does not provide Outage Credits for Leased Circuits.

        The applicable Circuit Availability Percentage is calculated as follows:

    [[(Number of days in Calendar Month × 24 × 60) -

    (Minutes of Outage on Affected Circuit in Calendar Month)]/[(Number of days in Calendar Month × 24 × 60)]]

    × [100]

        10.2    OUTAGE CREDIT SCHEDULE FOR ON-NET FACILITIES.

Circuit Availability		Minutes of Outage	Credit Applicable
100%	99.999	Less than 1	0%
<99.999	99.99	>1 to 4	10%
<99.99	99.9	>4 to 43	25%
<99.9	99.5	>43 to 216	50%
<99.5	Below	>216	100%

        For purposes of measuring Customer's Circuit Availability, the Qwest Trouble Management System determines the number of full minutes of an Outage. The length of each Outage shall be calculated in minutes. An Outage shall be deemed to have commenced upon verifiable notification thereof by Customer to the Qwest Trouble Management System, or, when indicated by network control information actually known to Qwest network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the Affected Circuit as evidenced by appropriate network tests by Qwest.

        10.3    Chronic Outages.    An On-Net Circuit suffers from Chronic Outages if such On-Net Circuit, measured over any calendar month, experiences more than five unrelated (5) Outages, or more than

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forty-eight (48) aggregate hours of Outages. Subject to Sections 10.2 and 10.3 below, Customer may as its sole and exclusive remedy for Chronic Outages, upon thirty (30) days' prior written notice to Qwest, terminate the affected On-Net Circuit without further obligation.

        10.4    Outage Credit Terms and Conditions

  (a)
  To be eligible for an Outage Credit under the Service Level Agreement, Customer must, in addition to complying with he other terms included herein, (i) be in good standing with Qwest and current in its payment obligations under the Agreement and (ii) submit necessary supporting documentation and request reimbursement or credits hereunder within thirty (30) days of the conclusion of the service month in which the Outage upon which the Outage Credit request is based occurs. In the event Customer fails to comply with the condition set forth in the immediately preceding sentence, Customer shall, with respect to that remedy, have waived its right to such remedy.

  (b)
  Qwest shall not process Outage Credits for the objective included in the Service Level Agreement less than $25.00 per Affected Circuit for any Calendar Month

  (c)
  In no event shall Qwest provide Outage Credits to Customer for an Affected Circuit that exceeds one hundred percent (100°/x) of the monthly recurring charge for the Affected Circuit or the stated applicable maximum credit percentage.

  (d)
  Qwest will determine the Outage Credits provided to Customer by totaling the eligible Outage minutes throughout the Calendar Month on an Affected Circuit, subject to the restrictions and exclusions herein.

  (e)
  The remedies included in this document are Customer's sole and exclusive remedies for disruption of the Service and shall apply in lieu of any other service interruption guarantee or credit, outage guarantee or credit or performance credit for which Customer might have otherwise been eligible.

        10.5    Restrictions and Exclusions.

        An Outage shall not be deemed to have occurred in the event that the On-Net Circuit is unavailable or impaired due to any of the following:

  (a)
  Interruptions on an On-Net Circuit that is not an "Accepted Circuit" where an Accepted Circuit is one that Qwest and Customer have tested and mutually agree is working as ordered following provisioning of an order or change order;

  (b)
  Interruptions caused by the negligence, error or omission of Customer or others authorized by Customer to use or modify Customer's service;

  (c)
  Interruptions due to failure of power at Customer premises or failure or poor performance of Customer premise equipment;

  (d)
  Interruptions during any period in which Qwest or its agents are not afforded access to the premises where the access lines associated with Customer's service are terminated, provided such access is reasonably necessary to prevent a degradation or to restore service;

  (e)
  Interruptions during any period when Qwest has posted on the Qwest Web site or communicated to Customer in any other manner that Customer's service will be unavailable for Scheduled Maintenance or rearrangement purposes, or Customer has released the service to Qwest for the installation of a Customer Service Order;

  (f)
  Interruptions during any period when Customer elects not to release the Circuit for testing and/or repair and continues to use it on an impaired basis;

8

  (g)
  Interruptions resulting from Force Majeure Events;

  (h)
  Interruptions resulting from Customer's use of Local Access Service in an unauthorized or unlawful manner;

  (i)
  Interruptions resulting from a Qwest disconnect for Customer's breach of a term pursuant to which Qwest is providing the Local Access Service to Customer;

  (j)
  Interruptions resulting from incorrect, incomplete or inaccurate orders from Customer (including without limitation Customer's oversubscription of circuits);

  (k)
  Interruptions due to improper or inaccurate network specifications provided by Customer;

  (l)
  Special configurations of the standard Local Access Service that have been mutually agreed to by Qwest and Customer; provided, however, Qwest may provide a separate service level agreement to Customer for those special configurations.

11.   Scheduled Maintenance

        11.1 Qwest shall provide the Customer with reasonable notification of service-affecting activities that may occur in the normal operation of their business. Such activities may include, but are not limited to, equipment or facilities additions, removals or rearrangements, routine preventative maintenance and major switching machine changeout. Generally, such activities are not individual customer service specific, they affect many customer services. No specific advance notification period is applicable to all service activities.

9

SERVICE EXHIBIT X1
EXPRESS SeLECt SERVICE EXHIBIT
WHOLESALE SERVICE AGREEMENT

1.0   SERVICE PROVISIONING AND RATES.

        Qwest agrees to provide the Express SeLECt Terminating Switched Services set forth in this Exhibit X1, in accordance with the Agreement and subject to the terms and conditions set forth herein. The Express SeLECt Terminating Switched Services offered by Qwest hereunder are offered for Customer resale through Carrier Dedicated Access Line (DAL) Service, as defined herein. For the purposes of this Exhibit, "Carrier DAL Service" shall mean a dedicated service that is connected to a switching platform and has the ability to aggregate traffic from multiple end-users. Under this Service Exhibit X1 Customer is not permitted to send End-User Traffic as defined herein, over a Carrier DAL. For the purposes of this Exhibit, "End-User Traffic" shall mean a single dedicated connection to a single end-user's PBX, Key System or Centrex that contains traffic from that single end-user; any such traffic shall be provided pursuant to the appropriate Qwest service exhibit.

        Domestic terminating interstate rates are per Local Access and Transport Area ("LATA") and are for LATA-wide termination. Domestic terminating intrastate rates are per state and are for statewide termination. For the purposes of determining the appropriate rate classification, the OCN number of the terminating carrier will be used as set forth in Exhibit X3.

        For the purposes of determining each call's jurisdiction, the originating (i.e. calling party number, originating ANI, etc.) and terminating (i.e. called party number, terminating ANI, etc.) information present in the call stream will be evaluated. In the event that the appropriate call jurisdictional information is not available in the call stream, Qwest shall treat the call as "Indeterminate Jurisdiction".

        Customer shall provide Qwest, via Qwest's Remote Control- interactive order entry system or Qwest's then existing system, the percentage of interstate usage on a LATA by LATA basis, for the traffic delivered to Qwest for termination hereunder ("PIU Certification"). Customer shall provide Qwest with a revised PIU Certification as necessary so that the PIU Certification accurately reflects the nature of Customer's traffic delivered to Qwest for termination hereunder. A revised PIU Certification, as defined herein, shall become effective in the next full billing cycle after Qwest's receipt of a revised PIU Certification.

        Qwest's threshold for Indeterminate Jurisdiction calls is set forth in Exhibit X4 (the "Indeterminate Jurisdiction Threshold"). The Indeterminate Jurisdiction Threshold is subject to change by Qwest upon thirty (30) calendar days written notice. The Indeterminate Jurisdiction Threshold shall be the percentage of Customer's total domestic minutes of use which may be delivered to Qwest as Indeterminate Jurisdiction and billed according to Customer's PIU Certification.

        For each LATA, all Indeterminate Jurisdiction calls up to the Indeterminate Jurisdiction Threshold will be rated based upon the Customer's most recent PIU Certification. All calls exceeding the Indeterminate Jurisdiction Threshold in a given LATA will be billed the Intrastate rates attached in Exhibit X2.

        1.1   Express SeLECt interstate and intrastate rates set forth in Exhibit X2 are shown in terms of full minutes and are billed in six (6) second increments. Qwest reserves the right to charge all short duration calls (i.e. calls under 6 seconds in length) a minimum of one cent ($0.01) per answered call. The rates set forth Exhibit X2 are before discount. Discounts, if any, are set forth in Section 5.0. All domestic rates, charges and rate classification criteria are subject to change upon thirty (30) calendar days written notice.

1

        International rates are based on country or city termination as specified in Exhibit X2. If an International call terminates to a city, which has any type of specific city code rate, the call will be rated according to the city's rate for that type of termination and not the associated country's rate. Mobile city areas that are rated differently than the associated countries shall also be set forth as city codes. From time to time, Qwest may add specific city code rates for cities not set forth above, and the IDDD Services shall be provided based upon such rates. Carrier Canadian Terminating Service rates are per NPA and are for NPA-wide termination. Carrier Canadian Terminating Service rates set forth in Exhibit X2 are shown in terms of full minutes and are billed in six (6) second increments with an initial thirty (30) second increment. Mexican rates are per Mexican Rate Step or city code and are for Rate Step-wide or city code-wide termination. Mexican Terminating Service rates set forth in Exhibit X2 are shown in terms of full minutes and are billed in full minute increments. International rates and charges, including Mexican and Canadian, are subject to change upon five (5) calendar days notice. Service availability is subject to the availability of facilities to and in the particular countries. Express SeLECt International Termination Service rates set forth in Exhibit X2 are shown in terms of full minutes and are billed in six (6) second increments with an initial thirty (30) second increment.

        Directory Assistance rates are per NPA and are valid NPA-wide. Carrier Directory Assistance Termination rates set forth in Exhibit X2 are shown on a per call basis and are billed per call.

        Rate decreases, if any, in Qwest's sole discretion, shall be effective immediately upon written notification to Customer or upon an effective date set forth by Qwest in such notification. All rates are subject to change immediately, with no prior notice to Customer, in the event there are mandated surcharges imposed by a federal, state or governmental agency. Further, notwithstanding any statements to the contrary contained in the Tariff, in the event of Regulatory Activity, Qwest reserves the right, at any time upon written notice, to: (i) pass through to Customer all, or a portion of, any charges or surcharges directly or indirectly related to such Regulatory Activity; or (ii) modify the rates, including any rate guarantees, and/or other terms and conditions contained in the Agreement and/or the Tariff to reflect the impact of such Regulatory Activity. Qwest may adjust its rates or charges, or impose additional rates and charges, in order to recover amounts it may be required by governmental or quasi-govemmental authorities to collect from or pay to others during the course of the Agreement.

2.0   OBLIGATIONS OF CUSTOMER.

        2.1   Customer covenants and agrees that Customer shall not, nor will it permit its end-users to, suppress, alter or otherwise manipulate call detail to delete, obscure or change originating (i.e. calling party number, originating ANI, etc.) information from the call stream for any traffic delivered to Qwest pursuant to this Exhibit X and Customer will indemnify and hold Qwest harmless pursuant to Section 13.2 of the Agreement for any failure to provide accurate originating information available to Qwest's billing system or accurate PIU Certifications. Customer acknowledges that the foregoing covenant is a material covenant of Customer. In the event that Customer suppresses, alters or otherwise manipulates any call detail information, or permits others to do so, as determined by Qwest in its sole discretion, Qwest shall have the option to: (i) bill Indeterminate Jurisdiction calls at Intrastate rates set forth in the attached Exhibit X2, and/or (ii) terminate this Exhibit or the Agreement in its entirety, in addition to pursuing any and all other remedies that Qwest may have under the Agreement, at law or in equity.

        2.2   Customer further covenants and agrees that where applicable, Customer will provide accurate information to Qwest in the PIU Certification. Qwest may notify Customer in the event t hat Qwest determines, in its sole discretion, that a PIU Certification does not accurately reflect Customer's traffic mix ("PIU Notice'). Qwest shall not prorate or provide credit for charges billed in accordance with Customer's PIU Certification. If requested by Qwest, Customer shall provide, at Customer's expense, actual call detail records or a statistically valid sample of such records for such billing periods as Qwest determines is reasonable. The requested information must by submitted by Customer to Qwest within

2

thirty (30) days of the date of such request. The actual call detail records or the sampling of such records, as the case may be, will be used by Qwest to statistically substantiate PIU Certifications provided to Qwest, where applicable, and the process by which such PIU Certifications are developed by Customer. Such call detail records shall consist of call information, including call terminating address (i.e., called number), call duration, the trunk group number(s), or access line number(s) over which the call is routed and the point at which the call enters Customer's network. If Customer fails to provide the requested information, Qwest may, in its sole discretion, terminate the Agreement and/or this Exhibit, in addition to pursuing any and all other remedies Qwest may have under the Agreement, at law or in equity. Customer acknowledges that the foregoing covenant is a material covenant of Customer. In the event that Customer fails to provide a PIU Certification to Qwest or fails to provide an accurate PI U Certificate, as determined by Qwest in its sole discretion, within thirty (30) days of receipt of a PIU Notice, Qwest shall have the option to: (i) bill Indeterminate Jurisdiction calls at Intrastate rates set forth in the attached Exhibit X2; and/or (ii) terminate this Exhibit or the Agreement in its entirety, in addition to pursuing any and all other remedies that Qwest may have under the Agreement, at law or in equity.

        2.3   At any time during the Term, Qwest may request an audit to verify the jurisdiction of Customer's traffic for billing purposes. The audit procedures and responsible party(ies) for payment of audit expenses will be determined as follows:

    (i)
    If Qwest and Customer mutually agree upon an independent third party, the parties shall share equally in the payment of any and all actual out-of-pocket audit expenses incurred by Parties; or Customer may select an independent CPA auditing firm that has not been affiliated with or done work for Customer or its Affiliates for the preceding two (2) years. In that event, Customer will pay any and all audit expenses.

    (ii)
    Notwithstanding anything herein to the contrary, if Qwest requests an audit (i) such audit will be performed within thirty (30) calendar days of such request, and (ii) the results of such audit will be final and binding upon the parties and enforceable in any court of competent jurisdiction. Qwest shall have the right to back-bill Customer based upon the audit results.

3.0   ROUNDING.

        All Express SeLECt Services, excluding Directory Assistance, utilize "bulk rounding." For the purposes of this Exhibit X1 bulk rounding is defined as carrying over the 3`° and 4`" place amounts of a call charge to the next call, and continuing to do so until one full cent ($0.01) is accrued. When this has occurred, the cent is applied to the next call. In addition, these Express SeLECt Services employ whole call rounding, which means that all calls are rounded only once, as opposed to once for each element (e.g. initial and incremental).

4.0   POINT(S) OF MEET.

        Customer is responsible for all access and related costs of dedicated facilities to connect to Qwest's nearest applicable meet point. Meet-points available include the Qwest's DMS250 switch sites. In addition to Qwest's switch site, Customer may meet Qwest at each Qwest-owned voice POP site available at the time of Customer's request, subject to capacity at that site and to Qwest's Agreement. The Express SeLECt Intrastate termination, Canadian, Mexican, International, and Directory Assistance rates set forth in Exhibit X2 will apply for all usage that meets the Qwest network at any of Qwest's switch or POP sites.

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5.0   REVENUE DISCOUNTS.

        During each monthly billing period of the Term, Customer shall be eligible to receive one of the discounts set forth in the Revenue Discount Schedule below, based upon Customer's total Contributory Charges invoiced under the Agreement (and any other eligible separate Qwest Wholesale Services Agreement) during that month for Contributory Services. The applicable monthly discount will be applied against Customer's domestic interstate Express SeLECt Terminating Switched Service usage. Other than the Minimum Facility Utilization requirement set forth below, no revenue commitment is required to receive these eligible discounts.

Monthly contributory Changes	Discount
$0 - $24,999.99	0%
$25,000.00 - $99,999.99	1%
$100,000.00 - $249,999.99	5%
$250,000.00 - $499,999.99	7%
$500,000.00 - $999,999.99	8%
$1,000,000.00 - $1,999,999.99	9%
$2,000,000.00 and above	10%

6.0    MINIMUM FACILITY USAGE REQUIREMENT    Following a one time ramp up period of the first three (3) billing months after the Effective Date (the "Ramp Up Period"), Customer must meet the following minimum monthly requirement per each DS-1 circuit or the equivalent thereof (the "Circuits"): 100,000 minutes of usage per month averaged among all Customer Circuits (Total # Circuits -((Total Minutes/100,000) truncated)) for Express SeLECt Terminating or 8XX Originating Service provisioned by Qwest under the Agreement (the "Minimum Facility Utilization"). If Customer fails to meet or exceed the Minimum Facility Utilization in any monthly billing period after the Ramp Up Period, Qwest reserves the right to either: (i) charge Customer an underutilization fee equal to $2,500 for each Circuit that was under the Minimum Facility Utilization; or (ii) terminate the underutilized Circuit.

4

	Base Rate by Class
STATE
	Class I	Class II	Class III	Class IV	Class V	Class VI
AL	$0.0116	$0.0474	$0.0134	$0.0120	$0.0614	$0.0533
AR	$0.0255	$0.0293	$0.0293	$0.0263	$0.1214	$0.0629
AZ	$0.0632	$0.2495	$0.0726	$0.0651	$0.1640	$0.1312
CA	$0.0128	$0.0345	$0.0074	$0.0065	$0.0443	$0.0450
CO	$0.0661	$0.0495	$0.0495	$0.0681	$0.0441	$0.0431
CT	$0.0165	$0.0169	$0.0190	$0.0206	$0.0455	$0.0456
DC	$0.0215	$0.0247	$0.0247	$0.0221	$0.0464	$0.0464
DE	$0.0207	$0.0238	$0.0238	$0.0210	$0.0499	$0.0499
FL	$0.0341	$0.0354	$0.0391	$0.0351	$0.0687	$0.0707
GA	$0.0072	$0.0082	$0.0082	$0.0163	$0.0615	$0.0585
HI	$0.0667	$0.0667	$0.0667	$0.0667	$0.0580	$0.0580
IA	$0.0218	$0.0251	$0.0251	$0.0225	$0.0888	$0.0676
ID	$0.0573	$0.1147	$0.0504	$0.0591	$0.1074	$0.0439
IL	$0.0082	$0.0112	$0.0157	$0.0084	$0.0153	$0.0247
IN	$0.0069	$0.0130	$0.0108	$0.0116	$0.0335	$0.0439
KS	$0.0135	$0.0155	$0.0631	$0.0238	$0.0853	$0.0487
KY	$0.0092	$0.0614	$0.0106	$0.0120	$0.0381	$0.0764
LA	$0.0146	$0.0168	$0.0168	$0.0233	$0.0431	$0.0418
MA	$0.0481	$0.0521	$0.0521	$0.0495	$0.0453	$0.0456
MD	$0.0122	$0.0140	$0.0140	$0.0207	$0.0458	$0.0234
ME	$0.0102	$0.0118	$0.0118	$0.0236	$0.0410	$0.0478
MI	$0.0067	$0.0056	$0.0064	$0.0069	$0.0143	$0.0299
MN	$0.0352	$0.0405	$0.0916	$0.0363	$0.1072	$0.0966
MO	$0.0373	$0.0851	$0.0616	$0.0385	$0.1216	$0.0643
MS	$0.0134	$0.0154	$0.0154	$0.0274	$0.1362	$0.1094
MT	$0.0421	$0.0484	$0.0484	$0.0433	$0.0877	$0.0913
NC	$0.0182	$0.0838	$0.0773	$0.0187	$0.1370	$0.0907
ND	$0.0593	$0.0499	$0.0499	$0.0611	$0.0434	$0.0486
NE	$0.0281	$0.0323	$0.0774	$0.0289	$0.0903	$0.0789
NH	$0.0447	$0.0513	$0.0513	$0.0460	$0.0446	$0.0462
NJ	$0.0165	$0.0189	$0.0370	$0.0191	$0.0753	$0.0262
NM	$0.0698	$0.0803	$0.0803	$0.0719	$0.1638	$0.1176
NV	$0.0087	$0.1052	$0.0165	$0.0090	$0.0233	$0.0628
NY	$0.0256	$0.0294	$0.0294	$0.0264	$0.0481	$0.0346
OH	$0.0068	$0.0066	$0.0086	$0.0068	$0.0123	$0.0560
OK	$0.0597	$0.0581	$0.0581	$0.0615	$0.0760	$0.0506
OR	$0.0149	$0.0361	$0.0788	$0.0165	$0.0346	$0.0478
PA	$0.0171	$0.0128	$0.0616	$0.0176	$0.0288	$0.0317
RI	$0.0162	$0.0186	$0.0186	$0.0207	$0.0457	$0.0457
SC	$0.0136	$0.0241	$0.0221	$0.0140	$0.0302	$0.0369
SD	$0.0879	$0.0504	$0.0504	$0.0905	$0.0445	$0.0438
TN	$0.0086	$0.0099	$0.0265	$0.0089	$0.0369	$0.0440
TX	$0.0375	$0.0316	$0.0244	$0.0386	$0.0421	$0.0501
UT	$0.0325	$0.0374	$0.0374	$0.0335	$0.0523	$0.0464
VA	$0.0214	$0.0192	$0.0198	$0.0220	$0.0569	$0.0391
VT	$0.0308	$0.0354	$0.0354	$0.0317	$0.0548	$0.0523
WA	$0.0365	$0.0604	$0.1156	$0.0376	$0.0707	$0.0605
WI	$0.0075	$0.0098	$0.0086	$0.0078	$0.0160	$0.0314
WV	$0.0131	$0.0150	$0.0150	$0.0295	$0.0667	$0.0506
WY	$0.0196	$0.0169	$0.0147	$0.0202	$0.0189	$0.0429

		Base Rate by Class
LATA	Primary Territory/State
		Class I	Class II	Class III	Class IV	Class V	Class VI
120	ME	$0.0086	$0.0098	$0.0098	$0.0266	$0.0481	$0.0568
122	NH	$0.0086	$0.0099	$0.0099	$0.0251	$0.0524	$0.0533
124	VT	$0.0130	$0.0149	$0.0149	$0.0288	$0.0623	$0.0623
126	MA	$0.0098	$0.0113	$0.0113	$0.0221	$0.0514	$0.0514
128	MA	$0.0093	$0.0107	$0.0107	$0.0236	$0.0520	$0.0520
130	RI	$0.0073	$0.0084	$0.0084	$0.0235	$0.0531	$0.0531
132	NY	$0.0075	$0.0087	$0.0087	$0.0090	$0.0170	$0.0170
133	NY	$0.0065	$0.0076	$0.0075	$0.0082	$0.0149	$0.0391
134	NY	$0.0096	$0.0110	$0.0110	$0.0106	$0.0239	$0.0592
136	NY	$0.0080	$0.0093	$0.0093	$0.0093	$0.0214	$0.0492
138	NY	$0.0076	$0.0085	$0.0087	$0.0089	$0.0181	$0.0490
140	NY	$0.0078	$0.0089	$0.0089	$0.0089	$0.0200	$0.0472
220	NJ	$0.0071	$0.0082	$0.0082	$0.0089	$0.0185	$0.0185
222	NJ	$0.0065	$0.0075	$0.0075	$0.0080	$0.0464	$0.0464
224	NJ	$0.0083	$0.0095	$0.0225	$0.0129	$0.0345	$0.0304
226	PA	$0.0073	$0.0082	$0.0161	$0.0094	$0.0309	$0.0375
228	PA	$0.0082	$0.0151	$0.0094	$0.0120	$0.0421	$0.0449
230	PA	$0.0094	$0.0109	$0.0224	$0.0116	$0.0215	$0.0251
232	PA	$0.0092	$0.0119	$0.0288	$0.0109	$0.0268	$0.0340
234	PA	$0.0070	$0.0117	$0.0171	$0.0089	$0.0160	$0.0335
236	DC	$0.0086	$0.0086	$0.0098	$0.0198	$0.0514	$0.0514
238	MD	$0.0075	$0.0086	$0.0086	$0.0225	$0.0539	$0.0271
240	MD	$0.0091	$0.0104	$0.0104	$0.0228	$0.0384	$0.0151
242	MD	$0.0073	$0.0084	$0.0084	$0.0217	$0.0510	$0.0510
244	VA	$0.0101	$0.0100	$0.0129	$0.0104	$0.0262	$0.0538
246	VA	$0.0123	$0.0146	$0.0143	$0.0127	$0.0443	$0.0443
248	VA	$0.0099	$0.0107	$0.0124	$0.0102	$0.0332	$0.0323
250	VA	$0.0097	$0.0193	$0.0136	$0.0100	$0.0200	$0.0310
252	VA	$0.0072	$0.0075	$0.0114	$0.0075	$0.0253	$0.0253
254	W V	$0.0149	$0.0171	$0.0171	$0.0231	$0.0594	$0.0390
256	W V	$0.0137	$0.0157	$0.0157	$0.0176	$0.0326	$0.0251
320	OH	$0.0073	$0.0063	$0.0072	$0.0075	$0.0132	$0.0317
322	OH	$0.0074	$0.0085	$0.0112	$0.0076	$0.0132	$0.0132
324	OH	$0.0076	$0.0065	$0.0103	$0.0078	$0.0132	$0.0279
325	OH	$0.0068	$0.0060	$0.0069	$0.0070	$0.0125	$0.0174
326	OH	$0.0080	$0.0070	$0.0097	$0.0082	$0.0161	$0.0377
328	OH	$0.0076	$0.0064	$0.0093	$0.0078	$0.0134	$0.0212
330	IN	$0.0071	$0.0059	$0.0110	$0.0074	$0.0317	$0.0506
332	IN	$0.0082	$0.0070	$0.0097	$0.0088	$0.0316	$0.0522
334	IN	$0.0102	$0.0090	$0.0117	$0.0107	$0.0351	$0.0408
336	IN	$0.0071	$0.0061	$0.0099	$0.0076	$0.0389	$0.0492
338	IN	$0.0089	$0.0068	$0.0124	$0.0092	$0.0230	$0.0523
340	MI	$0.0071	$0.0056	$0.0065	$0.0072	$0.0115	$0.0490
342	MI	$0.0079	$0.0091	$0.0091	$0.0082	$0.0106	$0.0475
344	MI	$0.0085	$0.0075	$0.0086	$0.0088	$0.0133	$0.0535
346	MI	$0.0070	$0.0073	$0.0080	$0.0072	$0.0108	$0.0335
348	MI	$0.0078	$0.0058	$0.0066	$0.0080	$0.0370	$0.0467
350	WI	$0.0096	$0.0096	$0.0110	$0.0099	$0.0160	$0.0324
352	WI	$0.0105	$0.0121	$0.0121	$0.0108	$0.0164	$0.0452
354	WI	$0.0073	$0.0080	$0.0084	$0.0075	$0.0132	$0.0333
356	WI	$0.0077	$0.0081	$0.0089	$0.0080	$0.0134	$0.0249
358	IL	$0.0070	$0.0072	$0.0108	$0.0076	$0.0130	$0.0459
360	IL	$0.0064	$0.0064	$0.0103	$0.0070	$0.0123	$0.0123
362	IL	$0.0110	$0.0089	$0.0102	$0.0113	$0.0119	$0.0152
364	IL	$0.0089	$0.0076	$0.0121	$0.0092	$0.0140	$0.0182
366	IL	$0.0117	$0.0071	$0.0104	$0.0120	$0.0131	$0.0180
368	IL	$0.0071	$0.0083	$0.0048	$0.0078	$0.0125	$0.0206
370	IL	$0.0061	$0.0066	$0.0099	$0.0066	$0.0067	$0.0067

374	IL	$0.0067	$0.0063	$0.0102	$0.0078	$0.0141	$0.0185
376	IL	$0.0103	$0.0118	$0.0118	$0.0105	$0.0166	$0.0302
420	NC	$0.0084	$0.0116	$0.0097	$0.0108	$0.0177	$0.0520
422	NC	$0.0071	$0.0077	$0.0102	$0.0146	$0.0163	$0.0144
424	NC	$0.0076	$0.0087	$0.0110	$0.0193	$0.0314	$0.0385
426	NC	$0.0068	$0.0138	$0.0098	$0.0179	$0.0248	$0.0122
428	NC	$0.0086	$0.0098	$0.0098	$0.0166	$0.0167	$0.0221
430	SC	$0.0084	$0.0095	$0.0113	$0.0089	$0.0154	$0.0404
432	SC	$0.0057	$0.0086	$0.0065	$0.0058	$0.0100	$0.0151
434	SC	$0.0069	$0.0089	$0.0106	$0.0072	$0.0135	$0.0356
436	SC	$0.0053	$0.0098	$0.0091	$0.0057	$0.0129	$0.0514
438	GA	$0.0082	$0.0095	$0.0095	$0.0185	$0.0395	$0.0296
440	GA	$0.0076	$0.0087	$0.0087	$0.0159	$0.0267	$0.0390
442	GA	$0.0065	$0.0106	$0.0074	$0.0123	$0.0263	$0.0247
444	GA	$0.0084	$0.0096	$0.0096	$0.0152	$0.0274	$0.0283
446	GA	$0.0064	$0.0074	$0.0074	$0.0139	$0.0248	$0.0291
448	FL	$0.0061	$0.0070	$0.0211	$0.0159	$0.0493	$0.0389
450	FL	$0.0088	$0.0101	$0.0212	$0.0130	$0.0190	$0.0478
452	FL	$0.0078	$0.0090	$0.0207	$0.0126	$0.0458	$0.0201
454	FL	$0.0162	$0.0186	$0.0204	$0.0167	$0.0169	$0.0252
456	FL	$0.0139	$0.0160	$0.0144	$0.0165	$0.0462	$0.0462
458	FL	$0.0064	$0.0073	$0.0123	$0.0189	$0.0412	$0.0107
460	FL	$0.0088	$0.0102	$0.0152	$0.0161	$0.0395	$0.0523
462	KY	$0.0091	$0.0087	$0.0101	$0.0121	$0.0132	$0.0341
464	KY	$0.0095	$0.0109	$0.0109	$0.0178	$0.0138	$0.0533
466	KY	$0.0136	$0.0124	$0.0142	$0.0140	$0.0418	$0.0344
468	TN	$0.0093	$0.0107	$0.0107	$0.0099	$0.0193	$0.0453
470	TN	$0.0085	$0.0097	$0.0097	$0.0093	$0.0186	$0.0417
472	TN	$0.0105	$0.0121	$0.0121	$0.0113	$0.0210	$0.0511
474	TN	$0.0058	$0.0066	$0.0066	$0.0062	$0.0148	$0.0451
476	AL	$0.0088	$0.0101	$0.0101	$0.0091	$0.0131	$0.0324
477	AL	$0.0076	$0.0087	$0.0087	$0.0084	$0.0102	$0.0286
478	AL	$0.0070	$0.0059	$0.0068	$0.0072	$0.0092	$0.0185
480	AL	$0.0087	$0.0100	$0.0100	$0.0089	$0.0113	$0.0216
482	N IS	$0.0151	$0.0174	$0.0174	$0.0313	$0.0538	$0.0510
484	MS	$0.0086	$0.0099	$0.0099	$0.0227	$0.0300	$0.0300
486	LA	$0.0132	$0.0152	$0.0152	$0.0307	$0.0648	$0.0504
488	LA	$0.0092	$0.0106	$0.0106	$0.0266	$0.0538	$0.0539
490	LA	$0.0088	$0.0101	$0.0101	$0.0251	$0.0420	$0.0462
492	LA	$0.0061	$0.0070	$0.0070	$0.0212	$0.0506	$0.0352
520	MO	$0.0164	$0.0129	$0.0325	$0.0277	$0.0348	$0.0417
521	MO	$0.0078	$0.0090	$0.0230	$0.0171	$0.0205	$0.0242
522	MO	$0.0174	$0.0119	$0.0096	$0.0195	$0.0497	$0.0345
524	MO	$0.0213	$0.0375	$0.0352	$0.0322	$0.0396	$0.0690
526	AR	$0.0097	$0.0112	$0.0112	$0.0200	$0.0378	$0.0508
528	AR	$0.0100	$0.0115	$0.0115	$0.0192	$0.0331	$0.0462
530	AR	$0.0074	$0.0086	$0.0086	$0.0168	$0.0284	$0.0427
532	KS	$0.0140	$0.0161	$0.0176	$0.0144	$0.0515	$0.0465
534	KS	$0.0141	$0.0162	$0.0194	$0.0145	$0.0294	$0.0501
536	OK	$0.0147	$0.0169	$0.0169	$0.0190	$0.0365	$0.0471
538	OK	$0.0141	$0.0162	$0.0162	$0.0181	$0.0353	$0.0393
540	TX	$0.0080	$0.0092	$0.0115	$0.0102	$0.0139	$0.0380
542	TX	$0.0072	$0.0083	$0.0085	$0.0093	$0.0102	$0.0422
544	TX	$0.0146	$0.0124	$0.0147	$0.0108	$0.0177	$0.0443
546	TX	$0.0076	$0.0088	$0.0097	$0.0134	$0.0118	$0.0430
548	TX	$0.0194	$0.0096	$0.0084	$0.0093	$0.0100	$0.0400
550	TX	$0.0186	$0.0095	$0.0082	$0.0089	$0.0099	$0.0414
552	TX	$0.0107	$0.0107	$0.0237	$0.0121	$0.0170	$0.0476

554	TX	$0.0076	$0.0062	$0.0096	$0.0133	$0.0109	$0.0294
556	TX	$0.0083	$0.0095	$0.0109	$0.0127	$0.0125	$0.0360
558	TX	$0.0096	$0.0116	$0.0141	$0.0095	$0.0132	$0.0283
560	TX	$0.0071	$0.0077	$0.0120	$0.0095	$0.0135	$0.0182
562	TX	$0.0072	$0.0083	$0.0078	$0.0092	$0.0094	$0.0388
564	TX	$0.0123	$0.0067	$0.0128	$0.0099	$0.0113	$0.0503
566	TX	$0.0147	$0.0197	$0.0142	$0.0097	$0.0139	$0.0228
568	TX	$0.0087	$0.0158	$0.0102	$0.0090	$0.0123	$0.0513
570	TX	$0.0150	$0.0094	$0.0065	$0.0082	$0.0121	$0.0470
620	MN	$0.0114	$0.0131	$0.0114	$0.0118	$0.0328	$0.0309
624	MN	$0.0099	$0.0113	$0.0113	$0.0102	$0.0116	$0.0316
626	MN	$0.0099	$0.0111	$0.0097	$0.0102	$0.0116	$0.0438
628	MN	$0.0108	$0.0125	$0.0108	$0.0112	$0.0128	$0.0349
630	IA	$0.0111	$0.0128	$0.0128	$0.0115	$0.0309	$0.0323
632	IA	$0.0110	$0.0127	$0.0127	$0.0113	$0.0248	$0.0334
634	IA	$0.0116	$0.0133	$0.0133	$0.0119	$0.0227	$0.0336
635	IA	$0.0109	$0.0125	$0.0125	$0.0112	$0.0248	$0.0391
636	NO	$0.0135	$0.0155	$0.0135	$0.0166	$0.0232	$0.0576
638	NO	$0.0107	$0.0123	$0.0123	$0.0195	$0.0312	$0.0486
640	SD	$0.0114	$0.0131	$0.0131	$0.0211	$0.0516	$0.0508
644	NE	$0.0127	$0.0124	$0.0126	$0.0108	$0.0154	$0.0327
646	NE	$0.0130	$0.0127	$0.0129	$0.0111	$0.0155	$0.0345
648	MT	$0.0114	$0.0131	$0.0131	$0.0151	$0.0575	$0.0777
650	MT	$0.0110	$0.0127	$0.0127	$0.0149	$0.0258	$0.0556
652	ID	$0.0096	$0.0110	$0.0110	$0.0099	$0.0131	$0.0442
654	WY	$0.0131	$0.0128	$0.0128	$0.0111	$0.0162	$0.0460
656	CO	$0.0125	$0.0144	$0.0144	$0.0222	$0.0515	$0.0515
658	CO	$0.0105	$0.0121	$0.0121	$0.0202	$0.0490	$0.0490
660	UT	$0.0118	$0.0136	$0.0136	$0.0122	$0.0244	$0.0395
664	NM	$0.0115	$0.0133	$0.0133	$0.0119	$0.0124	$0.0315
666	AZ	$0.0082	$0.0094	$0.0094	$0.0148	$0.0260	$0.0287
668	AZ	$0.0103	$0.0118	$0.0118	$0.0148	$0.0260	$0.0502
670	OR	$0.0134	$0.0151	$0.0219	$0.0138	$0.0174	$0.0289
672	OR	$0.0116	$0.0131	$0.0200	$0.0120	$0.0152	$0.0355
674	WA	$0.0121	$0.0144	$0.0205	$0.0125	$0.0171	$0.0246
676	WA	$0.0132	$0.0156	$0.0216	$0.0136	$0.0180	$0.0318
720	NV	$0.0102	$0.0116	$0.0118	$0.0105	$0.0204	$0.0291
721	NV	$0.0068	$0.0078	$0.0096	$0.0079	$0.0177	$0.0512
722	CA	$0.0078	$0.0075	$0.0086	$0.0080	$0.0255	$0.0185
724	CA	$0.0075	$0.0059	$0.0068	$0.0076	$0.0131	$0.0277
726	CA	$0.0073	$0.0056	$0.0065	$0.0075	$0.0126	$0.0139
728	CA	$0.0062	$0.0048	$0.0055	$0.0064	$0.0112	$0.0645
730	CA	$0.0071	$0.0061	$0.0070	$0.0073	$0.0387	$0.0430
732	CA	$0.0071	$0.0081	$0.0081	$0.0073	$0.0120	$0.0120
734	CA	$0.0064	$0.0045	$0.0052	$0.0066	$0.0115	$0.0115
736	CA	$0.0069	$0.0079	$0.0079	$0.0071	$0.0534	$0.0498
738	CA	$0.0065	$0.0046	$0.0053	$0.0067	$0.0116	$0.0628
740	CA	$0.0094	$0.0070	$0.0081	$0.0097	$0.0568	$0.0568
820	PR	$0.0506	$0.0506	$0.0506	$0.0504	$0.1561	$0.0440
822	USVI	$0.0569	$0.0569	$0.0569	$0.0569	$0.0495	$0.0495
832	AK	$0.1410	$0.1410	$0.1410	$0.1410	$0.1226	$0.1226
834	HI	$0.0094	$0.0104	$0.0094	$0.0081	$0.0141	$0.0503
836	MID/WAKE	$0.4117	$0.4117	$0.4117	$0.4117	$0.3580	$0.3580
870	NMI	$0.1664	$0.1664	$0.1664	$0.1664	$0.1447	$0.1447
871	Guam	$0.0695	$0.0695	$0.0695	$0.0695	$0.0604	$0.0604
920	CT	$0.0125	$0.0109	$0.0125	$0.0233	$0.0530	$0.0529
921	NY	$0.0849	$0.0849	$0.0849	$0.0849	$0.0738	$0.0738

922	OH	$0.0100	$0.0114	$0.0106	$0.0087	$0.0150	$0.0530
923	OH	$0.0070	$0.0061	$0.0093	$0.0070	$0.0129	$0.0365
924	PA	$0.0083	$0.0072	$0.0083	$0.0086	$0.0156	$0.0158
927	VA	$0.0036	$0.0168	$0.0036	$0.0031	$0.0123	$0.0123
928	VA	$0.0035	$0.0035	$0.0082	$0.0030	$0.0392	$0.0392
929	VA	$0.0015	$0.0015	$0.0015	$0.0013	$0.0086	$0.0497
932	WV	$0.0091	$0.0079	$0.0091	$0.0081	$0.0130	$0.0146
937	IN	$0.0066	$0.0057	$0.0098	$0.0072	$0.0130	$0.0130
938	IN	$0.0080	$0.0069	$0.0110	$0.0074	$0.0132	$0.0506
939	FL	$0.0190	$0.0190	$0.0224	$0.0166	$0.0326	$0.0326
949	NC	$0.0093	$0.0093	$0.0092	$0.0081	$0.0233	$0.0238
951	NC	$0.0117	$0.0117	$0.0106	$0.0102	$0.0170	$0.0533
952	FL	$0.0161	$0.0214	$0.0140	$0.0230	$0.0328	$0.0328
953	FL	$0.0278	$0.0278	$0.0278	$0.0255	$0.0242	$0.0360
956	TN	$0.0089	$0.0089	$0.0097	$0.0078	$0.0168	$0.0522
958	NE	$0.0034	$0.0034	$0.0034	$0.0030	$0.0100	$0.0167
960	ID	$0.0069	$0.0100	$0.0069	$0.0060	$0.0121	$0.0309
961	TX	$0.0119	$0.0105	$0.0119	$0.0104	$0.0150	$0.0542
973	CA	$0.0076	$0.0081	$0.0076	$0.0066	$0.0121	$0.0121
974	NY	$0.0126	$0.0126	$0.0126	$0.0110	$0.0176	$0.0143
976	IL	$0.0089	$0.0106	$0.0089	$0.0077	$0.0097	$0.0237
977	IL	$0.0079	$0.0104	$0.0079	$0.0068	$0.0172	$0.0172
978	IL	$0.0091	$0.0101	$0.0091	$0.0079	$0.0132	$0.0250
980	AZ	$0.0154	$0.0154	$0.0154	$0.0134	$0.0218	$0.02187
981	UT	$0.0251	$0.0251	$0.0251	$0.0251	$0.0218	$0.0218

1+ ITE Off Shore

		Base Rate by Class
LATA	Primary Territory/State
		Class I	Class II	Class III	Class IV	Class V	Class VI
820	PR	$0.0506	$0.0506	$0.0506	$0.0504	$0.1561	$0.0440
822	USVI	$0.0569	$0.0569	$0.0569	$0.0569	$0.0495	$0.0495
836	MID/WAKE	$0.4117	$0.4117	$0.4117	$0.4117	$0.3580	$0.3580
870	NMI	$0.1664	$0.1664	$0.1664	$0.1664	$0.1447	$1447
871	Guam	$0.0695	$0.0695	$0.0695	$0.0695	$0.0604	$0.0604

Increase Effective Date: 02/11/04
Decrease Effective Date: 02/05/04
QWEST COMMUNICATION
CONFIDENTIAL AND PROPRIETARY

Country	NPA	Country Code	City/Mobile Code(s)	Rate	Decrease, Increase, or No Change
Afghanistan		93	N/A	$02900	No Change
Albania		355	N/A	60.1150	No Change
Albania—Mobile/Special Services		355	38, 68 69	$0.1230	No Change
Algeria		213	N/A	$0.0970	No Change
Algeria—Mobile/Special Services		213	61, 7, 96-99	$0.1213	No Change
American Samoa		684	N/A	$0.0600	No Change
American Samoa—Mobile/Special Services		684	2	$0.0601	No Change
Andorra		376	N/A	$0.0350	No Change
Andorra—Mobile/Special Services		376	3	$0.1456	No Change
Angola		244	N/A	$0.162S	No Change
Angola—Mobile/Special Services		244	9	60.1775	No Change
Anguilla	264		N/A	60.1300	No Change
Anguilla—Mobile/Special Services	264		235,772	$0.1300	No Change
Antarctica		672	N/A	$0.3113	No Change
Antigua	268		N/A	$0.1400	No Change
Antigua—Mobile/Special Services	268		406 409, 464, 723-729 739, 764, 770, 771, 773-775	$0.1400	No Change
Argentina		54	N/A	$0.0250	No Change
Argentina—Buenos Aires		54	11	$0.0077	No Change
Argentina—Mobile/Special Services		54	9	$0.1095	No Change
Armenia		374	N/A	$0.0650	No Change
Armenia—Mobile/Special Services		374	7,9	$0.1990	No Change
Aruba		297	N/A	$0.202s	No Change
Aruba—Mobile/special Services		297	56, 59, 73, 74, 90 92-99	$0.1025	No Change
Ascension Island		247	N/A	$0.5300	No Change

Australia		61	N/A	$0.0150	No Change
Australia—Melbourne		61	3	$0.0133	No Change
Australia—Mobile/Special Services		61	1,4,5, 08, 07, 78-79	$0.1450	No Change
Australia—Sydney		61	28,29	$0.0134	No Change
Austria		43	N/A	$0.0140	No Change
Austria—Mobile/Special Services		43	454, 650, 660-661, 663-669, 67-69, 710, 711, 720, 730, 740, 8, 9	$0.1706	No Change
Austria—Vienna		43	1	$0.0140	No Change
Azerbaijan		994	N/A	$0.1475	No Change
Azerbaijan—Mobile/Special Services		994	50,55	$0.1420	No Change
Bahamas	242		N/A	$0.0565	No Change
Bahamas—Mobile/Special Services		242	357, 359 427, 457, 477, S57	$0.0500	No Change
Bahrain		973	N/A	$0.1690	No Change
Bahrain—Mobile/Special Services		973	9	$0.1775	No Change
Bangladesh		880	N/A	$0,1365	No Change
Bangladesh—Chittagong		880	31	$0.0540	No Change
Bangladesh—Dhaka		880	2	$0.0472	No Change
Bangladesh—Mobile/Special Services		880	1	$0.1335	No Change
Barbados	246		N/A	$0.12m	No Change
Barbados—Mobile/Special Services	246		23, 24, 250-254	$0.1350	No Change
Belarus		375	N/A	$0.1650	No Change
Belarus Mobile/Special Services		375	29	$0.1750	No Change
Belgium		32	N/A	$0.0155	No Change
Belgium—Brussels		32	2	$0.0145	No Change
Belgium—Mobile/Special Services		32	7 9 17-18 27, 33, 45, 46, 47-19 88, 216, 446	$0.1701	No Change
Belize		501	N/A	$0.1375	No Change
Belize—Mobile/Special Services		501	6,802,822	$0.0750	No Change
Benin		229	N/A	$0.1100	No Change

Benin—Mobile/Special Services		229	1, 02, 03, 04, 05, 06, 07, 08, 09, 20, 23, 28, 29, 39, 40, 42, 44, 95, 46, 47, 48, 49, 59, 60, 64, 68, 69, 70, 85, 86, 87, 88, 89, 90, 91, 92, 93, 94, 96, 97, 96	$0.1101	No Change
Bermuda	441		N/A	$0.0600	No Change
Bermuda—Mobile/Special Services	441		13,150-153, 159, 17, 500-509, 510-519, 520-529,530-S39,590-599	$0.0650	No Change
Bhutan		975	N/A	$0.1250	No Change
Bhutan—Mobile/Special Services		975	93, 95 96, 97, 96, 99	$0.1251	No Change
Bolivia		591	N/A	$0.1100	No Change
Bolivia—La Paz		591	22	$0.0561	No Change
Bolivia-Mobile/Special Services		591	133, 144, 152, 159, 164, 166, 7, 9	$0.1131	No Change
Bosnia & Herzegovina		387	N/A	$0.1400	No Change
Bosnia & Herzegovina—Mobile/Special Services		387	6,90	$0.1900	No Change
Botswana		267	N/A	$0.0900	No Change
Botswana—Mobile/Special Services		267	71,72	$0.1061	No Change
Brazil		55	N/A	$0.0437	No Change
Brazil—Belo Horizonte		55	310-316	$0.0300	No Change

Brazil—Mobil./Special Services		55	107, 100, 109, 117, 116, 119, 127, 128, 129, 137, 136, 139, 147, 146, 149, 157, 156, 159, 167, 166, 169, 177, 178 179, 167, l68, 169, 193, 194, 195, 196, 197, 196, 199, 207, 206, 2D9, 216, 217, 210, 219, 227, 22l, 229, 237, 236, 239, 247, 245, 249, 257, 258, 259, 267, 266, 269, 277, 276, 279, 287, 288, 289, 290, 307, 306, 309, 317, 318, 319, 327, 328, 329, 337, 336, 339, 347, 346, 349, 358, 359, 367, 366, 369, 377, 378, 379, 367, 368, 389, 397, 398, 399, 407, 406, 409, 417, 416, 419, 427, 428, 429, 437, 436, 439, 447, 440, 449, 457, 456, 459, 467, 468, 477, 479, 479, 407, 468, 489, 497, 496, 499, 507, 508, 509, 517, 538, 519, 527, 528, 529, 537, 536, 539, 544 547, 549, 557, 558, 559, 567, 566, 569, 57, 573, 579, 567, 568, 569, 577, 578, 579, 607, 604, 609, 647, 618, 619, 627, 624 629, 637, 638, 639, $47, 646, 649, 657, 653, 659, 664, 667, 666, 669, 678, 677, 678, 679, 687, 688, 689, 697, 698, 699, 707, 708, 709, 717, 718, 719, 727, 729, 729, 737, 738, 739, 747, 748, 749, 757, 769, 759, 767, 768, 769, 777, 778, 779, 787, 788, 789, 797, 798, 799, 807, 808, 809, 811, 817, 818, 819, 827, 828, 829, 837, 839 839, 847, 848, 849, 857, 858, 859, 867, 868, 869, 877, 878, 879, 887, 888, 889, 897, 898, 899, 900, 908, 909, 917, 918, 919, 927, 928, 929, 937, 938, 939, 947, 948, 949, 957, 958, 959, 967, 968, 969, 979, 978, 979, 987, 988, 989, 997, 998, 999, 1177, 1178, 1181, 1278, 1281, 1378, 1381, 1481, 1581, 1681, 1781, 1881, 1978, 1981, 2178, 2188, 2189, 2281, 2288, 2289, 2488, 2489, 2781, 2798, 2789, 2888	$0.1276	No Change
Brazil—Rio de Janeiro		55	210-215 2170-2177 2179, 2180-2187	$0.0190	No Change
Brazil—Sao Paulo		55	110-116, 1170-1176, 1179, 1180, 1182-1189	$0.0159	No Change
British Virgin Islands	284		N/A	$0.3710	No Change
British Virgin Islands—Mobile/Special Services	284		440-444 496, 499	$0.0990	No Change

Brunei		673	N/A	$0.0375	No Change
Brunei—Mobile/Special Services		673	48, 68	$0.0385	No Change
Bulgaria		359	N/A	$0.0595	No Change
Bulgaria—Mobile/Special Services		359	17, 48, 79, 87-89, 98, 99	$0.1711	No Change
Bulgaria—Sofia		359	2		No Change
Burkina Faso		226.	N/A		No Change
Burkina Faso—Mobile/Special Services		226	2 6 57, 58, 59, 72, 73, 80, 81, 82, 83, 85, 86, 87, 89		No Change
Burundi		257	N/A	$0.0945	No Change
Burundi—Mobile/Special Services		257	29	30.7277	No Change
Cambodia		855	N/A	$0.1800	No Change
Cambodia—Mobile/Special Services		855	1	$0.1890	No Change
Cameroon		237	N/A	$0.1320	No Change
Cameroon—Mobile/Special Services		237	7,9	$0.2100	No Change
Canada	204	1	N/A	$0.0075	No Change
Canada	250	1	N/A	$0.0075	No Change
Canada	289	1	N/A	$0.0075	No Change
Canada	306	1	N/A	$0.0075	No Change
Canada	403	1	N/A	$0.0075	No Change
Canada	416	1	N/A	$0.0075	No Change
Canada	418	1	N/A	$0.0075	No Change
Canada	450	1	N/A	$0.0075	No Change
Canada	506	1	N/A	$0.0075	No Change
Canada	514	1	N/A	$0..0075	No Change
Canada	519	1	N/A	$0.0075	No Change
Canada	604	1	N/A	$0.0075	No Change
Canada	613	1	N/A	$0..0075	No Change
Canada	647	1	N/A	$0.0075	No Change

Canada	705	1	N/A	$0.0075	No Change
Canada	709	1	N/A	$0..0075	No Change
Canada	778	1	N/A	$0.0075	No Change
Canada	780	1	N/A	$0.0075	No Change
Canada	807	1	N/A	$0.0075	No Change
Canada	819	1	N/A	$0.0075	No Change
Canada	867	1	N/A	$0.0075	No Change
Canada	902	1	N/A	$0.0075	No Change
Canada	905	1	N/A	$0.0075	No Change
Cape Verde Islands		238	N/A	$0.2200	No Change
Cape Verde Islands—Mobile/Special Services		238	91,92	$0.2310	No Change
Cayman Islands	345		N/A	$0.0025	No Change
Cayman Islands—Mobile/Special Services	345		916, 917, 925, 926, 927, 929	$0.0025	No Change
Central African Republic		236	N/A	$0.1317	No Change
Central African Republic—Mobile/Special Services		236	0	$0.1310	No Change
Chad		235	N/A	$01100	No Change
Chad—Mobile/Special Services		235	24	$01665	No Change
Chile		56	N/A	$0.0130	No Change
Chile—Mobile/Special Services		56	1, 8, 9, 26-27, 68-69, 300, 568 569, 600	$0.1407	No Change
Chile—Santiago		56	20-25, 28-29	$0.0120	No Change
China		86	N/A	$0.0100	No Change
China—Being		96	10-12,14-19	$0.0120	No Change
China—Guazhou		86	20	$0.0120	No Change
China—Fuzhou		86	591	$0.0120	No Change
China—Mobile/Special Services		86	13,140, 886	$0.0120	No Change
China—Shanghai		86	21	$0.0120	No Change
Christmas & Cocos Islands	6	1	89162, 89164	$0.2500	No Change

Colombia	57	N/A	$0.0900	No Change
Colombia—Bareruilla	57	53	$0.0310	No Change
Colombia—Bogota	57	12, 13, 14 15 16 17 18	$0.0711	No Change
Colombia—Cali	57	23, 24, 2S 26, 288, 289	$0.0280	No Change
Colombia—Medellin	57	40, 41, 42 43,44, 45, 46 47 48	$0.0560	No Change
Colombia—Mobile/Special Services	57	3	$0.0600	No Change
Comoros	269	N/A	$0.1100	No Change
Comoros—Mobile/Special Services	269	3,9	$0.3100	No Change
Congo, Republic of	242	N/A	$0.7168	No Change
Cook Islands	682	N/A	$4.0000	No Change
Cook Islands—Mobile/Special Services	682	60-41,64-65	$4.0000	No Change
Costa Rica	506	N/A	$0.0420	No Change
Costa Rica—Mobile/Special Services	506	1, 3, 283-284	$0.1765	No Change
Croatia	385	N/A	$0.0475	No Change
Croatia—Mobile/Special Services	385	60, 62, 76, 77, 9	$0.1765	No Change
Cuba	53	N/A	$0.7590	No Change
Cuba—Guantanamo Bay	53	9	$0.0041	No Change
Cyprus	357	N/A	$0.3450	No Change
Cyprus—Mobile/Special Services	357	9,70	$0.0000	No Change
Czech Republic	420	N/A	50.0786	No Change
Czech Republic—Mobile/Special Services	420	60, 72, 73 77 93, 96	$0.1450	No Change
Czech Republic—Prague	420	2	$0.0186	No Change
Denmark	45	N/A	$0.034	No Change
Denmark—Mobile/Special Services	45	2 3031 4041 50-52 60-61 70, 77, 88, 90, 922	$0.1690	No Change
Diego Garcia	246	N/A	$3.0n1	No Change
Djibouti	253	N/A	$0.:600	No Change
Djibouti—Mobile/Special Services	253	80 81, 82, 83	$0.4256	No Change

Dominica	767		N/A	$0.1174	No Change
Dominica—Mobile/Special Services	767		235, 245, 265, 276, 277	$0.1174	No Change
Dominican Republic	809		N/A	$0.0515	No Change
Dominican Republic—Mobile/Special Services	809		204, 213, 223, 224, 248,249, 254 251, 252, 253, 254, 255, 256,257,258, 259, 264, 265, 267, 268, 269, 270, 271, 272, 280, 281, 282,293, 292, 293, 299, 301, 302, 303, 304, 305, 306, 307, 308, 309, 310, 321, 322, 323, 324, 325, 326, 327, 330, 340, 341, 342, 343, 344, 345, 348, 350, 355, 360, 366, 370, 374, 376, 383, 395, 396, 399, 415-432, 436-449, 451454, 456, 459, 460-465, 470, 481, 486, 490-499,515, 519, 542, 543,545, 604, 624, 628-632,634-63S, 637, 639, 64, 650-653, 656, 65"59, 670-671, 696-697, 707, 710, 723, 727, 729, 747, 749-754, 756-765, 767-769, 771-777,785-787, 796, 801-805, 815-818, 829, 834-859,86,871, 873-886, 889-890, 912-918, 928, 929, 932, 938-946, 952, 953, 961-969, 972-975, 977-982, 986	$0.1300	No Change
East Timor		670	N/A	$1.8395	No Change
Ecuador		593	N/A	$0.1140	No Change
Ecuador—Guayaquill		593	4	$0.1150	No Change
Ecuador—Mobile/Special Services		593	9	$.0.090	No Change
Ecuador—Quito		593	2	$0.1250O	No Change
Egypt		20	N/A	$0.1350	No Change
Egypt—Cairo		20	2	$0.1400	No Change
Egypt—Mobile/Special/Services		20	1012	$0.1125	No Change
El Salvador		503	N/A	$0.0840	No Change
El Salvador—Mobile/Special Services		503	7-9, 38-39	$0.0945	No Change
Equatorial Guinea		240	N/A	$0.1950	No Change
Equatorial Guinea—Mobile/Special Services		240	2, 3, 4, 5, 6,7	$0.1951	No Change

Eritrea	291	N/A	$0.2500	No Change
Estonia	372	N/A	$0.0175	No Change
Estonia-Mobile Mobile/Special Services	372	5, 70, 71, 72, 78, 88	$0.2154	No Change
Ethiopia	251	N/A	$0.7650	No Change
Ethiopia—Mobile/Special Services	251	9	$0.3085	No Change
Faeroe Islands	298	N/A	$0.1750	No Change
Falkland Islands (Isla Malvinas)	500	N/A	$0.2380	No Change
Fiji Islands	679	N/A	$0.2380	No Change
Fiji Islands—Mobile/Special Services	679	9	$0.2381	No Change
Finland	358	N/A	$0.0197	No Change
Finland—Mobile/Special/Services	358	4, 50, 71	$0.1601	No Change
France	33	N/A	$0.0123	No Change
France—Mobile/Special Services	33	36, 6. 836	$0.0108	No Change
France-Paris	33	1	$0.0108	No Change
French Antilles (Incl. Martinique)	596	N/A	$0.1100	No Change
French Guiana	594	N/A	$0.1200	No Change
French Guiana—Mobile/Special Services	594	694	$0.1470	No Change
French Polynesia	689	N/A	$0.7000	No Change
Gabon Republic	241	N/A	$0.1100	No Change
Gabon Republic—Mobile/Special Services	241	03-09, 2, 3, 41,51-53, 57, 61, 63, 68, 75, 80, 81, 84, 85, 87, 89, 91, 94 95 97	$0.1201	No Change
Gambia	220	N/A	$0.1785	No Change
Gambia—Mobile/Special Services	220	9	$0.1725	No Change
Georgia	995	N/A	$0.0400	No Change
Georgia—Mobile/Special Services	995	32, 77, 93 97, 99	$0.1090	No Change
German	49	N/A	$0.0115	No Change
Germany—Frankfurt	49	69, 335	$0.0119	No Change

Germany—Mobile/Special Services		49	1, 700, 701, 800, 900	$0.1850	No Change
Ghana		233	N/A	$0.0040	No Change
Ghana—Accra		233	21	$0.0600	No Change
Ghana—Mobile/Special Services		233	20, 24, 27-28	$0.1070	No Change
Gibraltar		350	N/A	$0.0349	No Change
Gibraltar—Mobile/Special Services		350	54,56-58	$0.7350	No Change
Greece		30	N/A	$0.0250	No Change
Greece—Athens		30	10,11-19,21	$0.0222	No Change
Greece—Mobile/Special/Services		30	6,9	$0.1450	No Change
Greenland		299	N/A	$0.3500	No Change
Greenland—Mobile/Special Services		299	4,5	$0.5026	No Change
Grenada	473		N/A	$0.1325	No Change
Grenada—Mobile/Special Services	473		403409 414419 441, 449,4S6-459, 773	$0.1301	No Change
Guadeloupe		590	N/A	$0.000	No Change
Guadeloupe—Mobile/Special Services		590	30, 31, 33, 34, 35, 39, 49, 61, 62, 63, 64, 71, 72, 73, 74, 75, 690	$0.1899	No Change
Guatemala		502	p	$0.0955	No Change
Guatemala—Mobile/Special Services		502	20, 21, 29, 30, 31, 39, 40, 41, 49, 50, 51, 59, 60, 61, 69, 70, 71, 79, 80, 81, 89,90, 91, 95, 99, 223, 228, 237, 239, 248, 249, 263, 277 279, 283, 285, 323, 325, 328, 377-379, 420, 429, 458, 485, 427,428, 470, 528, 628, 620, 639, 657, 658, 677-679, 723, 728, 739, 757, 758, 779, 820, 827, 828, 848, BSS, 864,86L 863, 865, 879, 883, 892, 920, 928, 929, 939, 958, 970, 971, 972, 973, 974, 975, 976, 977, 978, 979, 983, 990, 991	$0.1065	No Change
Guinea		224	N/A	$0.1150	No Change
Guinea—Mobile/Special Services		224	11, 12, 13, 40	$0.1299	No Change
Guinea-Bissau		245	N/A	$0.7500	No Change
Guinea-Bissau—Mobile/Special Services		245	28, 29	$1.2500	No Change

Guyana		592	N/A	$02250 WO-we	No Change
Guyana—Mobile/Special Services	592	1	304, 374, 384, 48, 5-6 888		No Change
Haiti		509	N/A	$0.0965	No Change
Haiti—Mobile		509	251, 3-4, 6 851, 9	$0.1950	No Change
Haiti—Special Services		509	5	$0.1950	No Change
Honduras		504	N/A	$0.2286	No Change
Honduras—Mobile/Special Services		504	9	$0.2290	No Change
Hong Kong		852	N/A	$0.0130	No Change
Hong Kong—Mobile/Special Services		852	1, 248 49, 6-9	$0.0100	No Change
Hungary		36	N/A	$0.0315	No Change
Hungary—Budapest		36	1	$0.0227	No Change
Hungary—Mobile/Special Services		36	2030 5060 70	$0.1775	No Change
Iceland		354	N/A	$0.0270	No Change
Iceland—Mobile/Special Services		354	3 6 8 9	$0.1891	No Change
India		91	N/A	$0.1260	No Change
India—Ahmedabad		91	79	$0.0920	No Change
India—Bangalore		91	80	$0.0752	No Change
India—Bombay		91	22	$0.1200	No Change
India—Calcutta		91	33	$0.1180	No Change
India—Hyderbad		91	40	$0.0600	No Change
India—Madras		91	44	$0.0660	No Change
India—Mobile/Special Services		91	94,96	$0.1335	No Change
India—New Delhi		91	11	$0.0949	No Change
India—Punt Poona		91	20	$0.1275	No Change
India—Punjab		91	16-18	$0.050	No Change
Indonesia		62	N/A	$0.0700	No Change
Indonesia—Jakarta		62	21	$0.0265	No Change

Indonesia—Mobile/Special Services		62	8,28	$0.025	No Change
INMARSAT—870		870	N/A	$10.0000	No Change
INMARSAT—871		871	N/A	$3.9900	No Change
INMARSAT—872		872	N/A	$3.9900	No Change
INMARSAT—873		873	N/A	$3.9900	No Change
INMARSAT—874		874	N/A	$3.9900	No Change
International Networks		882	N/A	$1.0256	No Change
Iran		98	N/A	$0.0775	No Change
Iran—Mobile/Special Services		98	9	$0.0950	No Change
Iraq		964	N/A	$0.3585	No Change
Ireland		353	N/A	$0.0156	No Change
Ireland—Dublin		353	1	$0.0150	No Change
Ireland—Mobile/Special Services		353	0, 1520, 1530, 1540, 1550, 1559, 1560, 1570, 1580, 3, 8, 56	$0.1580	No Change
Iridium		881	N/A	$1.8915	No Change
Israel		972	N/A	$0.0195	No Change
Israel—Mobile/Special Services		972	5,6	$0.0723	No Change
Israel—Tel Aviv		972	3	$0.0200	No Change
Italy		39	N/A	$0.0125	No Change
Italy—Milan		39	02, 2	$0.0125	No Change
Italy—Mobile/Special Services		39	3	$0.1911	No Change
Italy—Rome		39	060-065 067-069 6	$0.0125-	No Change
Ivory Coast		225	N/A	$0.1400	No Change
Ivory Coast—Mobile/Special Services		225	0 8 9	$0.1800	No Change
Jamaica	876		N/A	$0.0950	No Change
Jamaica—Mobile/Special Services	876		2, 3, 4, 700, 707, 77, 78, 79, 8, 909, 919, 990, 995, 997, 999	$0.1910	No Change
Japan		81	N/A	$0.0200	No Change
Japan—Military		81	3117 6117	$0.0390	No Change

Japan—Mobile/Special Services	81		10, 20, 30, 3100-3116, 3118-3199, 40, 50, 60, 6100-6116, 6118, 6199, 70, 80, 90	$0.01260	No Change
Japan—Osaka	81		62-69	$0.0200	No Change
Japan—Tokyo	81		32-39	$0.0200	No Change
Jordan	962		N/A	$0.1365	No Change
Jordan-Amman	962		6	$0.1288	No Change
Jordan—Mobile/Special Services		%2	77, 79, 95,96	$0.1680	No Change
Kazakhstan	7		30 31 32	$0.050	No Change
Kazakhstan—Mobile/Special Services	7		33, 300, 312, 313, 314, 315, 317, 318, 31290, 31291, 31490, 31491, 31590, 31591,31790, 31791, 31890,32190 32191, 32390, 32391, 32490, 32590, 32591, 32690, 32691, 32790, 32791, 570, 571,573	$0.1526	No Change
Kenya	254		N/A	$0.1790	No Change
Kenya—Mobile S tat Services	254		7,9	$0.2699	No Change
Kenya—Nairobi	254		2	$0.1500	No Change
Kiribati	686		N/A	$0.4698	No Change
Kiribati—Mobile/Special Services	686		0	$1.0638	No Change
Korea North	850		N/A	$0.4675	No Change
Korea South	82		N/A	$0.0160	No Change
Korea South—Mobile/Special Services	82		1, 27, 67	$0.0450	No Change
Korea South—Seoul	82		20-26,28-29	$0.0160	No Change
Kuwait	965		N/A	$0.0750	No Change
Kuwait-Mobile/Special Services	965		0,1,5-9	$0.0765	No Change
Kyrgyzstan	996		N/A	$0.0900	No Change
Kyrgyzstan—Mobile/Special Services	996		3,502,517	$0.1095	No Change
Laos	O56		N/A	$0.1070	No Change
Laos—Mobile/Special Services	856		20	$0-1000	No Change
Latvia-	371		N/A	$0.1075	No Change

Latvia Mobile/Special Services	371	58,59, 6,8,9	$0.1701	No Change
Lebanon	9611	N/A	$0.1020	No Change
Lebanon—Mobile/Special Services	961	3	$0.1650	No Change
Lesotho	266	N N/A	$0.0746	No Change
Lesotho—Mobile/Special Services	266	5,6	$0.0901	No Change
Liberia	231	N/A	$0.1300	No Change
Libya	218	N/A	$0.1050	No Change
Libya—Mobile/Special Services	218	91	$0.1071	No Change
Liechtenstein	423	N/A	$0.0345	No Change
Liechtenstein—Mobile/Special Services	423	5, 6, 7	$0.0641	No Change
Lithuania	370	N/A	$5.6705	No Change
Lithuania Mobile/S l Services	370	2, 6, 79, 8, 9	$0.1501	No Change
Luxembourg	352	N/A	$0.0215	No Change
Luxembourg—Mobile S Services	352	02 028, 0291, 091, 098, 21, 28, 68 91, 98	$0.2103	No Change
Macau	853	N/A	$0.0470	No Change
Macau—Mobile/Special Services	853	6	$0.0471	No Change
Macedonia	389	N/A	$0.1540	No Change
Macedonia—Mobile/Special Services	389	7	$0.1400	No Change
Madagascar	261	N/A	$0.1057	No Change
Madagascar—Mobile/Special Services	261	3,7	$0.1725	No Change
Malawi	265	N/A	$0.0500	No Change
Malawi—Mobile/Special Services	265	8,9	$0.0550	No Change
Malaysia	60	N/A	$0.0210	No Change
Malaysia—Kuala Lumpur	60.	3	$0.0155	No Change
Malaysia—Mobile/Special Services	60	1	$0.0370	No Change
Maldives	960	N/A	$0.:000	No Change
Maldives—Mobile/Special Services	960	95	$1.0636	No Change

Mali Republic	223	N/A	$0.1970	No Change
Mali Republic—Mobile/Special Services	223	277,671	$0.1975	No Change
Malta	356	N/A	$0.1150	No Change
Malta—Mobile/Special Services	356	5, 7, 9	$0.1500	No Change
Marshall Islands	692	N/A	$0.2800	No Change
Mauritania	222	N/A	$0.3270e	No Change
Mauritius	230	N/A	$0.1050	No Change
Mauritius—Mobile/Special Services	230	25, 75, 76, 421, 422, 423, 721	$0.1851	No Change
Mayotte Island	269	60-64	$0.2300	No Change
Mayotte Island—Mobile/Special Services	269	65-69	$0.4468	No Change
Mexico—Acapulco (10 digit dialing)	52	744	$0.0385	No Change
Mexico—Aguascalientes (10 digit dialing)	52	449	$0.0385	No Change
Mexico—Celaya (10 digit dialing)	52	461	$0.0425	No Change
Mexico—Chihuahua (10 digit dialing)	52	614	$0.0355	No Change
Mexico—Cuernavaca (10 digit dialing)	52	777	$0.0310	No Change
Mexico—Cuidad Juarez (10 digit dialing)	52	656	$0.0355	No Change
Mexico—Guadalajara (10 digit dialing)	52	33	$0.0155	No Change
Mexico—Irapuato (10 digit dialing)	52	462	$0.0400	No Change
Mexico—Leon (10 digit dialing)	52	477	$0.0325	No Change
Mexico—Mexico City (10 digit dialing)	52	550, 5513, 5515-5518, 5520, 5523, 5524, 5527-5529,5532-5549, 5556-5557 5560-5584 5586-5590 5592-5599	$0.0145	No Change
Mexico—Mexico City Cellular (10 digit dialing)	52	5510-5512, 5514, 5519, 55213522, 5525-5526,5530-5531, 5550-5555, 5558-5559, 5585, 5591, 8110, 8180-8184, 8186-8187	$0.0355	No Change
Mexico—Monterey (10 digit dialing)	52	810, 8111-8179,8155,8188-8199	$0.0260	No Change
Mexico—Puebla (10 digit dialing)	52	222	$0.0250	No Change
Mexico—Queretaro (10 digit dialing)	52	442	$0.0285	No Change
Mexico—San Luis Potisi (10 digit dialing)	52	444	$0.0315	No Change

Mexico—Tepatitian (10 digit dialing)		52	378	$0.0355	No Change
Mexico—Tijuana (10 digit dialing)		52	664	$0.0315	No Change
Mexico—Torreon (10 digit dialing)		52	871	$0.0320	No Change
Mexico (10 digit dialing)		52	N/A	$0.0898	No Change
Mexico On-Net A (10 digit dialing)		52	271-272, 311-312, 351-352, 392, 452, 473, 493, 595, 613, 618,622, 644, 668369, 722, 735, 775, 834, 894, 866-868, 899, 921, 951,961	$0.0410	No Change
Mexico On-Net B (10 digit dialing)		52	228-229, 231-232, 238, 284, 287, 314, 317, 322, 324, 325, 341, 354, 355, 356, 374, 381, 384, 389, 393, 415, 427,435-434 438, 443, 451, 453,463464, 466, 469, 472, 474-475, 481, 492, 494. 591, 612, 624, 626427, 631-633,639, 641-642, 645346, 653, 661362, 665, 676, 713-715, 721, 726-728, 732-733, 736, 747, 754-758, 762, 771, 773, 779, 782-783, 786, 791, 823, 828 829, 831, 833, 841-942, 861, 877-878, 891-892, 916-917, 922, 938, 958, 965,967-968, 971, 961, 983, 966-987, 993, 998-999	$0.0425	No Change
Micronesia		691	N/A	$0.1812	No Change
Moldova		373	N/A	$0.0845	No Change
Moldova—Mobile/Special Service		373	5 6 7 8 9	$0.1450	No Change
Monaco		377	N/A	$0.0355	No Change
Monaco—Mobile/Special Services		377	3 4 6 7	$0.1625	No Change
Mongolia		976	N/A	$0.0800	No Change
Montserrat	664		N/A	$0.1680	No Change
Montserrat-Mobile/Special Services	664		349, 412, 492, 493, 495, 496, 773	$0.1601	No Change
Morocco		212	N/A	$0.16:5	No Change
Morocco Mobile/Special Services		212	1,6, 7	$0.2350	No Change
Mozambique		258	N/A	$0.1100	No Change
Mozambique—Mobile/Special Services		258	82	$0.1100	No Change
Myanmar (Formerly Burma)		95	N/A	$0.2180	No Change

Namibia	267	N/A	$0.0800	No Change
Namibia—Mobile/Special Services	264	81	$0.3200	No Change
Nauru	674	N/A	$3.1500	No Change
Nauru—Mobile/Special Services	674	8	$3.2500	No Change
Nepal	977	N/A	$0.2845	No Change
Nepal—Mobile/Special Services	977	1	$0.2850	No Change
Netherlands	31	N/A	$0.0108	No Change
Netherlands-Amsterdam	31	20-	$0.0108	No Change
Netherlands—Mobile/Special Services	31	6, 8, 9	$0.2550	No Change
Netherlands Antilles	599	N/A	$0.1115	No Change
Netherlands Antilles—Curacao	599	90-94, 97-99	$0.1115	No Change
Netherlands Antilles—Mobile/Special Services	599	2 318, 4-6,78-79, 95-96	$0.1481	No Change
New Caledonia	687	N/A	$0.2450	No Change
New Zealand	64	N/A	$0.0139	No Change
New Zealand—Mobile/Special Services	64	8900	$0.2100	No Change
Nicaragua	506	N/A	$0.1350	No Change
Nicaragua—Mobile/Special Services	505	3 5-9 214	$0.1400	No Change
Niger Republic	227	N/A	$0.1150	No Change
Niger Republic—Mobile/Special Services	227	8,9	$0.2200	No Change
Nigeria	234	N/A	$0.0798	No Change
Nigeria—Lagos	234	1	$0.0420	No Change
Nigeria—Mobile/Special Services	234	128, 1290, 1320, 1342, 1460, 147, 1490, 1497, 1759, 177, 470, 52450, 774, 775, 80, 8244, 84570, 90, 967Q 9671	$0.1798	No Change
Niue	683	N/A	$1.3131	No Change
Niue-Mobile/Special Services	683	5 7-9	$1.5000	No Change
Norfolk Island	672	3	$0.5319	No Change
Norway	47	N/A	$0.0144	No Change

Norway—Mobile 5 al Services	47	4,7-9	$0.1412	No Change
Oman	968	N/A	$0.1995	No Change
Oman—Mobile S Services	968	93	$0.2200	No Change
Pakistan	92	N/A	$0.1845	No Change
Pakistan—Karachi	92	21	$0.1845	No Change
Pakistan—Lahore	92	42	$0.1900	No Change
Pakistan—Mobile/Special Services	92	3	$0.1862	No Change
Palau, Republic of	680	N/A	$0.2787	No Change
Palestine	970	N/A	$0.0260	No Change
Palestine Mobile	970	5	$0.1450	No Change
Panama	507	N/A	$0.0785	No Change
Panama—Mobile/Special Services	507	5 6 87599 208-2(Y9,218-219,408,418,708,718	$0.1365	No Change
Papua New Guinea	675	N/A	$0.2200	No Change
Papua New Guinea—Mobile/Special Services	675	20	$1.0638	No Change
Paraguay	595	N/A	$0.1100	No Change
Paraguay—Asuncion	595	21	$0.0880	No Change
Paraguay—Mobile/Special Services	595	9 769, 871, 873	$0.2100	No Change
Peru	51	N N/A	$0.053S	No Change
Peru—Lima	51	10-16	$0.0185	No Change
Peru—Mobile/Special Services	51	17-19, 246, 346, 349, 419, 429, 439, 446, 449, 519, 529, 539, 546,549, 569, 619, 629, 639, 646, 649, 659, 669, 679, 729, 739, 746, 749, 769, 829, 839, 846, 849, 946, 949	$0.1900	No Change
Philippines	63	N/A	$0.1275	No Change
Philippines—Manila	63	20-23 25, 26, 28, 240 243-249 290 292-299	$0.1250	No Change
Philippines—Mobile/Special Services	63	9,27,30, 35-36, 4% 42-47, 50, 52, 54, 56, 60, 62, 64, 65, 70, 72, 80, 8S, 241-242, 291, 1335	$0.162s	No Change
Poland	48	N/A	$0.0230	No Change

Poland—Krakow	48	12	$0.0220	No Change
Poland—Mobile/Special Services	48	20, 39 50 60, 64, 69, 70, 80 90 98, 99	$0.1770	No Change
Poland—Warsaw	48	22	$0.0200	No Change
Portugal	351	N/A	$0.0165	No Change
Portugal—Mobile/Special Services	351	6 8 9 60, 64, 67, 169, 189, 470, 669, 6981	$0.2151	No Change
Qatar	974	N/A	$0.2300	No Change
Qatar—Mobile/Special Services	974	5,22	$0.3345	No Change
Reunion Island	262	N/A	$0.1500	No Change
Reunion Island—Mobile/Special Services	262	692	$0.2200	No Change
Romania	40	N/A	$0.0770	No Change
Romania—Bucharest	40	21	$0.0665	No Change
Romania—Mobile/Special Services	40	7-9	$0.2100	No Change
Russia	7	N/A	$0.0370	No Change
Russia—Mobile/Special Services	7	90 91 92	$0.0526	No Change
Russia—Moscow	7	095	$0.0082	No Change
Russia—Overlay	7	50-56 572 574-599	$°0$500	No Change
Russia—St. Petersburg	7	812	$0.0115	No Change
Rwanda	250	N/A	$0.1050	No Change
San Marino	378	N/A	$0.0250	No Change
San Marino—Mobile/Special Services	378	6	$1.0638	No Change
Sao Tome	239	N/A	$0.9000	No Change
Saudi Arabia	966	N/A	$0.1800	No Change
Saudi Arabia—Dhahran	966	3	$0.0925	No Change
Saudi Arabia—Jeddah	966	2	$0.0521	No Change
Saudi Arabia—Mobile S Services	966	5,8,94, 95	$0.1876	No Change
Saudi Arabia—Riyadh	966	12, 14	$0.1163	No Change
Senegal Republic	221	N/A	$0.1500	No Change

Senegal Republic—Mobile/Special Services		221	5,6	$0.1801	No Change
Seychelles Islands		248	N/A	$0.1400	No Change
Seychelles Islands—Mobile Services		248	5,7	$0.1780	No Change
Sierra Leone		232	N/A	$0.2289	No Change
Sierra Leone—Freetown		232	22	$0.1675	No Change
Sierra Leone-Mobile/Special Services		232	1 23, 30 76 90	$0.2512	No Change
Singapore		65	N/A	$0.0193	No Change
Singapore—Mobile/Special services		65	7,9	$0.0093	No Change
Slovak Republic		421	N/A	$0.1700	No Change
Slovak Republic—Mobile/Special Services		421	9	$0.17170	No Change
Slovenia		386	N/A	$0.0375	No Change
Slovenia—Mobile/Special Services		386	30, 31, 40, 41, 49, 50, 51, 60, 61, 7, 880, 889	$0.2001	No Change
Solomon Islands		677	N/A	$0.7310	No Change
Solomon Islands—Mobile/Special Services		677	1,8,9	$1.0009	No Change
Somalia		252	N/A	$0.4891	No Change
South Africa		27	N/A	$0.0510	No Change
South Africa—Capetown		27	21	$0.0490	No Change
South Africa—Johannesburg		27	1l	$0.0490	No Change
South Africa—Mobile/Special Services		27	3,8,72-74	$0.1650	No Change
Spain		34	N/A	$0.0120	No Change
Spain—Barcelona		34	93	$0.0120	No Change
Spain—Madrid		34	91	$0.0120	No Change
Spain—Mobile/Special Services		34	6	$0.1943	No Change
Sri Lanka		94	N/A	$0.1225	No Change
Sri Lanka—Mobile/Special Services		94	7	$0.1290	No Change
St. Helena	290		N/A	$1.0500	No Change
St. Kitts Nevis	869		N/A	$0.1350	No Change

St. Kitts Nevis—Mobile/Special Services	869		662,663	$0.1450	No Change
St. Lucia	758		N/A	$04.12"	No Change
St. Lucia—Mobile/Special Services	758		284-287 384 460 461, 484489 518-520 584, 714-720	$0.1625	No Change
St. Pierre/Miquelon		508	N/A	$0.1606	No Change
St. Vincent Grenadines	784		N/A	$0.1500	No Change
St. Vincent/Grenadines—Mobile S1 Services		784	430, 431 432, 454, 455, 40, S26-529 530, 531, 593	$0.1790	No Change
Sudan		249	N/A	$0.1790	No Change
Sudan—Mobile/Special Services		249	121 122123 129	$0.1350	No Change
Suriname		597	N/A	$0.1990	No Change
Suriname—Mobile/Special Services		597	1, 7, 8	$0.1990	No Change
Swaziland		268	N/A	$0.0948	No Change
Swaziland—Mobile		268	60, 61, 62	$0.1600	No Change
Sweden		46	N/A	$0.0108	No Change
Sweden—Mobile/Special services		46	7,1420;9114, 126, 127,129,252, 376,450, 458, 518, 519, 592, 3 595 596, 665, 673, 674, 675, 900, 939, 944	$0.1726	No Change
Sweden—Stockholm		46	8	$0.0106	No Change
Switzerland		41	N/A	$0.0144	No Change
Switzerland—Mobile/Special Services		41	2040 50, 74-79,80, 86,89-90, 99	$0.2405	No Change
Syrian Arab Republic		963	N/A	$0.2685	No Change
Syrian Arab Republic—Mobile/Special Services		963	93,94	$0.2685	No Change
Taiwan		886	N/A	$0.0144	No Change
Taiwan—Mobile/Special Services		886	9,60,70	$0.0700	No Change
Taiwan—Taipei		886	2	$0.0128	No Change
Tajikistan		992	N/A	$0.1575	No Change
Tajikistan—Mobile/Special Services		992	90	$0.1595	No Change
Tanzania		255	N/A	$0.2065	No Change
Tanzania—Mobile/Special Services		255	8, 9, 74	$0.2176	No Change

Thailand	66	N/A	$0.0800	No Change
Thailand—Bangkok	66	2	$0.0510	No Change
Thailand—Mobile /S1 Services	66	1, 6, 8, 9 40, 50, 51, 70-72 78, 79	$0.0600	No Change
Togo	228	N/A	$0.1836	No Change
Togo—Mobile/Special Services	228	9	$0.1939	No Change
Tokelau	690	N/A	$0.7035	No Change
Tokelau—Mobile/Special Services	690	5-8	$0.7144	No Change
Tonga Islands	676	N/A	$0.1900	No Change
Tonga Islands—Mobile/Special Services	676	56	$0.1950	No Change
Trinidad & Tobago	868	N/A	$0.0900	No Change
Trinidad & Tobago—Mobile/Special Services	868	620,68, 678, 739, 75, 76, 77, 848, 874, 899, 920, 938	$0.0920	No Change
Tunisia		216	N/A	No Change
Tunisia—Mobile/Special Services	216	5 2,72,9	$0.1900	No Change
Turkey	90	N/A	$0.1150	No Change
Turkey—Istanbul	90	212, 216	$0.0751	No Change
Turkey—Mobile S1 Services	90	5900	$0'1500	No Change
Turkmenistan	993	N/A	$0.1475	No Change
Turkmenistan—Mobile/Special Services	993	31-34	$0.1500	No Change
Turks & Caicos	649	N/A	$0.1000	No Change
Turks & Caicos—Mobile/Special Services	649	231, 232, 241, 242, 249	$0.1200	No Change
Tuvalu	688	N/A	$1.2500	No Change
Tuvalu—Mobile/Special Services	688	6-8	$4.2447	No Change
Uganda	256	N/A	$0.0900	No Change
Uganda—Mobile/Special Services	256	3,7	$0.1010	No Change
Ukraine	380	N/A	$0.0635.	No Change
Ukraine—Kiev	380	44	$0'0635	No Change
Ukraine Mobile/Special Services	380	5 6,931	$0.0900	No Change

United Arab Emirates	971	N/A	$0'1950	No Change
United Arab Emirates—Mobile/Special services	971	50	$0.1990	No Change
United Kingdom	44	N/A	$0.0095	No Change
United Kingdom—London	44	207,206	$0.0092	No Change
United Kingdom-Mobile/Special Services	44	0,3-9	$0.1450	No Change
Uruguay	598	N/A	$0.0800	No Change
Uruguay—Mobile/Special Services	598	9	$0.1874	No Change
Uzbekistan	998	N/A	$0.0950	No Change
Vanatu, Republic of	678	N/A	$1.3000	No Change
Vanatu—Mobile/Special Services	678	5-7	$3.3302	No Change
Venezuela	58	N/A	$0.0460	No Change
Venezuela-Caracas	58	212	$0.0264	No Change
Venezuela—Mobile/Special Services	58	4,12,14-18,23	$0.1745	No Change
Vietnam	84	N/A	$0.2489	No Change
Vietnam—Ho Chi Min City	84	82-84, 86, 87	$0.2520	No Change
Vietnam—Mobile/Special Services	84	9 80, 81, 85, 88, 89, 692, 693, 694, 6955, 6966, 6977, 6988	$0.2700	No Change
Wallis & Futuna Islands	681	N/A	$1.4207	No Change
Western Samoa	685	N/A	$0.2455	No Change
Yemen Arab Republic	967	N/A	$0.1425	No Change
Yemen Arab Republic—Mobile 5 $al Services	967	7	$0.1426	No Change
Yugoslavia (incl. Serbia)	381	N/A	$0.0785	No Change
Zaire, Republic of	243	N/A	$0.2545	No Change
Zaire, Republic of—Mobile/Special Services	243	7, 8, 9, 22	$0.2756	No Change
Zambia	260	N/A	$0.0700	No Change
Zambia—Mobile/Special Services	260	9570, 9693, 9675, 9676, 9678, 9686, 9690, 9777, 9778, 9779	$0.0755	No Change
Zimbabwe	263	N/A	$0.0545	No Change
Zimbabwe—Mobile/Special Services	263	11, 23, 91	$0.0925	No Change

NPA	Rate	NPA	Rate	NPA	Rate	NPA	Rate	NPA	Rate
201	$0.39	320	$0.42	514	$0.62	704	$0.39	832	$0.48
202	$0.41	321	$0.39	515	$0.42	705	$0.62	843	$0.41
203	$0.46	323	$0.39	516	$0.40	706	$0.41	845	$0.42
204	$0.62	330	$0.39	517	$0.39	707	$0.39	847	$0.39
205	$0.39	334	$0.39	518	$0.40	708	$0.39	850	$0.39
206	$0.39	336	$0.41	519	$0.62	709	$0.62	856	$0.39
207	$0.48	337	$0.42	520	$0.44	712	$0.44	858	$0.39
208	$0.46	340	N/A	530	$0.46	713	$0.46	859	$0.41
209	$0.48	345	$0.62	540	$0.41	714	$0.39	860	$0.46
210	$0.48	352	$0.39	541	$0.39	715	$0.39	863	$0.42
212	$0.40	360	$0.39	559	$0.39	716	$0.40	864	$0.41
213	$0.39	361	$0.48	561	$0.39	717	$0.48	865	$0.39
214	$0.44	369	$0.39	562	$0.39	718	$0.40	867	$0.62
215	$0.39	401	$0.48	570	$0.48	719	$0.46	868	$0.62
216	$0.39	402	$0.42	573	$0.46	720	$0.46	869	$0.62
217	$0.39	403	$0.62	580	$0.46	724	$0.39	870	$0.46
218	$0.46	404	$0.41	601	$0.44	727	$0.42	876	$0.62
219	$0.39	405	$0.46	602	$0.44	732	$0.39	901	$0.39
225	$0.40	406	$0.46	603	$0.39	734	$0.39	902	$0.62
228	$0.44	407	$0.39	604	$0.62	740	$0.39	903	$0.44
229	$0.42	408	$0.41	605	$0.46	757	$0.39	904	$0.39
231	$0.39	409	$0.48	606	$0.41	758	$0.62	905	$0.62
240	$0.39	410	$0.39	607	$0.48	760	$0.39	906	$0.39
242	$0.62	412	$0.39	608	$0.39	763	$0.42	907	$0.62
246	$0.62	413	$0.39	609	$0.39	765	$0.39	908	$0.39
248	$0.39	414	$0.39	610	$0.39	767	$0.62	909	$0.39
250	$0.62	415	$0.39	612	$0.42	770	$0.41	910	$0.41
252	$0.41	416	$0.62	613	$0.62	773	$0.39	912	$0.42
253	$0.39	417	$0.46	614	$0.39	775	$0.48	913	$0.48
254	$0.48	418	$0.62	615	$0.39	780	$0.62	914	$0.42
256	$0.39	419	$0.39	616	$0.39	781	$0.39	915	$0.48
262	$0.39	423	$0.39	617	$0.39	784	$0.62	916	$0.46
264	$0.62	425	$0.39	618	$0.39	785	$0.48	917	$0.40
267	$0.39	435	$0.44	619	$0.39	786	$0.39	918	$0.46
268	$0.62	440	$0.39	623	$0.44	787	$0.62	919	$0.41
270	$0.39	441	$0.62	626	$0.39	801	$0.44	920	$0.39
281	$0.46	442	$0.39	627	$0.39	802	$0.48	925	$0.39
284	$0.62	443	$0.39	630	$0.39	803	$0.41	931	$0.39
301	$0.39	450	$0.62	631	$0.40	804	$0.39	935	$0.39
302	$0.39	469	$0.48	636	$0.46	805	$0.41	936	$0.48
303	$0.46	473	$0.62	641	$0.42	806	$0.48	937	$0.39
304	$0.39	478	$0.42	646	$0.40	807	$0.62	940	$0.48
305	$0.39	480	$0.44	649	$0.62	808	$0.62	941	$0.42
306	$0.62	484	$0.39	650	$0.39	809	$0.62	949	$0.39
307	$0.46	501	$0.46	651	$0.42	810	$0.39	951	$0.39
308	$0.44	502	$0.39	660	$0.46	812	$0.39	952	$0.42
309	$0.39	503	$0.39	661	$0.41	813	$0.42	954	$0.39
310	$0.39	504	$0.40	662	$0.44	814	$0.41	956	$0.48
312	$0.39	505	$0.46	664	$0.62	815	$0.39	970	$0.46
313	$0.39	506	$0.62	670	$0.41	816	$0.46	971	$0.39
314	$0.46	507	$0.48	671	$0.41	817	$0.48	972	$0.44
315	$0.42	508	$0.39	678	$0.41	818	$0.39	973	$0.39
316	$0.48	509	$0.48	682	$0.48	819	$0.62	978	$0.39
317	$0.39	510	$0.39	701	$0.46	828	$0.39	979	$0.48
318	$0.42	512	$0.48	702	$0.48	830	$0.48	989	$0.39
319	$0.48	513	$0.39	703	$0.41	831	$0.41

1

SERVICE EXHIBIT X4
Express SeLECt Terminating OCN Classification
WHOLESALE SERVICES AGREEMENT

OCN	Class	OCN	Class	OCN	Class	OCN	Class	OCN	Class	OCN	Class	OCN	Class	OCN	Class
0031	5	0525	5	1456	3	2303	4	2593	5	2817	5	3074	5	3493	5
0035	5	0526	2	1458	5	2307	4	2595	5	2818	5	3079	5	3495	5
0051	4	0558	5	1459	5	2309	5	2601	4	2819	5	3082	4	3497	5
0054	1	0567	3	1484	4	2312	5	2612	4	2820	5	3097	5	3518	5
0066	5	0595	5	1519	5	2319	2	2613	5	2821	5	3099	5	3521	5
0091	5	0603	5	1541	5	2320	5	2620	5	2827	5	3100	2	3522	5
0096	5	0615	2	1551	5	2330	5	2621	5	2842	5	3112	5	3533	4
0100	5	0626	5	1595	3	2344	2	2622	5	2872	4	3114	5	3535	5
0106	5	0627	5	1606	5	2348	3	2623	5	2873	5	3123	5	3539	5
0109	5	0631	5	1701	5	2350	5	2624	5	2889	5	3124	5	3569	4
0125	5	0632	5	1703	5	2370	5	2629	5	2891	5	3159	5	3572	5
0128	5	0640	5	1752	5	2400	3	2630	5	2894	5	3185	5	3573	5
0130	5	0661	3	1762	5	2424	5	2632	5	2896	5	3193	5	3574	5
0138	3	0681	2	1769	5	2432	5	2633	5	2899	5	3196	5	3575	5
0148	5	0695	2	1772	4	2449	2	2634	5	2902	5	3210	5	3583	5
0168	5	0706	5	1784	5	2466	5	2643	5	2911	5	3222	5	3586	5
0169	2	0760	5	1797	4	2474	5	2659	5	2912	5	3229	5	3590	5
0170	2	0764	5	1799	5	2475	5	2664	5	2923	5	3231	5	3600	5
0173	5	0766	5	1802	5	2477	5	2665	5	2925	5	3232	5	3609	5
0175	5	0767	5	1810	3	2478	5	2666	5	2926	5	3233	5	3614	5
0196	1	0769	5	1812	3	2489	5	2667	5	2934	5	3234	5	3620	5
0197	5	0772	2	1842	3	2490	5	2668	5	2953	4	3235	5	3622	5
0201	2	0779	2	1854	5	2506	5	2680	5	2964	4	3268	5	3633	5
0208	5	0781	5	1881	5	2507	5	2681	5	2966	5	3275	5	3639	5
0209	3	0793	5	1894	5	2509	5	2682	5	2967	4	3278	5	3685	4
0226	1	0822	4	1896	5	2514	5	2687	5	2975	5	3282	5	3696	5
0233	2	0831	2	1913	5	2515	5	2688	5	2978	5	3285	5	3701	5
0254	3	0832	3	1922	2	2516	5	2698	5	2979	5	3292	5	3704	5
0255	5	0864	5	1941	4	2518	5	2704	5	2979	5	3319	4	3706	5
0260	5	0886	2	1943	5	2522	5	2706	5	2980	5	3342	5	3722	5
0261	5	0893	5	1957	3	2524	5	2724	5	2981	5	3352	5	3724	5
0264	5	0972	4	1958	5	2527	5	2725	4	2981	5	3356	5	3726	5
0265	5	0985	3	1960	5	2540	5	2730	5	2982	5	3367	5	3739	5
0269	5	0999	5	1972	5	2542	5	2733	5	2982	5	3370	5	3752	5
0293	5	1000	2	1997	5	2543	5	2737	5	2985	5	3375	5	3754	5
0309	5	1015	2	2028	5	2545	5	2739	5	2987	5	3376	5	3755	5
0313	5	1036	2	2031	5	2547	5	2747	5	2989	5	3377	5	3756	5
0319	5	1056	5	2084	3	2548	5	2750	5	2994	5	3390	5	3760	5
0320	5	1210	5	2094	5	2549	4	2753	5	2998	5	3403	5	3765	5
0321	5	1215	5	2096	4	2550	5	2755	4	2998	5	3428	5	3768	4
0328	2	1218	5	2114	3	2554	5	2757	5	2999	5	3436	5	3778	5
0340	3	1227	5	2152	5	2556	5	2771	5	3037	5	3448	5	3786	5
0341	3	1255	5	2154	2	2557	5	2774	4	3038	5	3449	5	3796	5
0404	5	1355	5	2164	5	2561	5	2779	5	3043	5	3453	5	3798	5
0407	2	1376	5	2229	4	2564	5	2780	5	3048	5	3454	5	3799	5
0416	5	1388	5	2240	5	2566	5	2790	5	3049	5	3459	5	3806	5
0445	5	1402	5	2256	4	2579	5	2793	5	3052	5	3464	5	3807	5
0470	3	1411	5	2269	4	2580	5	2799	5	3057	5	3467	5	3808	5

2

0471	3	1418	5	2271	4	2581	5	2801	5	3062	5	3468	5	3820	4
0506	3	1428	5	2281	4	2588	5	2809	5	3069	5	3471	5	3829	5
0509	2	1436	5	2302	2	2589	5	2813	5	3070	5	3490	5	3830	5
3833	5	4040	4	4155	5	4323	2	4633	5	4820	5	5002	1	5191	1
3839	5	4042	5	4156	5	4324	2	4634	5	4821	5	5003	1	5192	1
3844	4	4044	5	4159	5	4331	2	4635	4	4822	4	5004	1	5193	1
3848	5	4046	5	4160	5	4334	2	4636	5	4825	5	5005	1	5194	1
3849	5	4048	5	4161	5	4335	2	4640	5	4832	5	5014	4	5196	5

3

SERVICE EXHIBIT X3
Express SeLECt Terminating OCN Classification
WHOLESALE SERVICES AGREEMENT

OCN	Class	OCN	Class	OCN	Class	OCN	Class	OCN	Class	OCN	Class	OCN	Class	OCN	Class
3851	5	4052	5	4162	5	4337	2	4644	5	4833	5	5023	4	5204	5
3863	5	4053	5	4164	5	4344	2	4645	5	4835	5	5027	4	5205	5
3864	5	4054	5	4169	5	4345	4	4650	5	4839	5	5028	4	5208	4
3866	4	4058	4	4176	5	4347	5	4652	5	4843	5	5029	4	5213	1
3868	5	4060	4	4177	5	4352	5	4654	5	4844	5	5031	4	5214	1
3869	5	4061	4	4178	5	4355	5	4659	4	4852	5	5032	4	5215	1
3872	5	4062	4	4179	5	4360	5	4660	5	4855	5	5033	4	5216	1
3874	4	4064	4	4180	5	4367	5	4663	5	4857	5	5034	4	5222	5
3880	5	4066	4	4181	4	4369	5	4664	5	4860	5	5037	4	5244	5
3892	5	4069	5	4186	5	4378	5	4673	5	4863	5	5038	4	5247	5
3899	5	4072	4	4189	5	4379	5	4697	5	4864	4	5039	4	5255	5
3901	5	4073	4	4190	5	4384	1	4704	5	4869	5	5042	4	5256	5
3911	5	4074	4	4191	5	4389	5	4708	5	4872	4	5073	4	5257	5
3914	5	4075	4	4196	4	4390	5	4716	5	4882	5	5099	5	5258	5
3915	5	4079	5	4206	5	4395	5	4717	5	4883	5	5101	1	5278	5
3924	5	4084	5	4207	5	4518	5	4720	4	4886	5	5102	1	5282	5
3933	5	4085	5	4210	5	4534	5	4721	4	4891	5	5103	1	5300	5
3935	5	4087	5	4211	5	4536	5	4724	5	4899	5	5104	1	5307	5
3939	5	4088	5	4213	4	4543	5	4725	5	4908	4	5105	1	5311	5
3946	5	4092	5	4222	5	4544	5	4733	5	4910	5	5106	1	5311	5
3950	5	4093	5	4227	5	4547	5	4734	5	4911	5	5107	1	5312	5
3955	5	4095	5	4228	5	4552	5	4745	5	4913	5	5108	1	5312	5
3964	5	4098	4	4231	5	4553	5	4747	5	4931	5	5116	4	5336	5
3991	5	4099	4	4233	4	4574	5	4749	5	4932	5	5125	4	5338	4
3994	5	4107	5	4234	4	4574	5	4750	5	4936	5	5126	5	5344	5
4004	5	4108	5	4240	5	4580	5	4755	5	4938	5	5130	1	5344	5
4005	5	4111	5	4245	5	4584	5	4767	5	4942	5	5140	5	5353	5
4006	5	4113	4	4253	5	4588	5	4768	5	4944	5	5141	1	5361	5
4007	5	4114	5	4255	5	4589	5	4768	5	4948	5	5142	1	5364	5
4009	5	4115	5	4256	5	4593	5	4772	5	4950	5	5143	1	5365	5
4010	4	4117	5	4260	4	4600	5	4773	5	4957	5	5144	1	5373	4
4011	4	4121	5	4261	5	4602	5	4774	5	4959	5	5145	1	5379	5
4013	5	4122	4	4263	5	4604	5	4780	5	4963	5	5153	5	5385	5
4014	4	4123	5	4265	5	4606	5	4788	5	4965	5	5156	5	5391	5
4016	5	4124	5	4269	5	4607	5	4788	5	4970	5	5159	5	5396	4
4017	5	4125	5	4271	5	4615	5	4793	5	4976	5	5161	1	5418	5
4018	5	4129	5	4272	5	4616	5	4796	5	4977	5	5162	1	5451	4
4024	5	4131	5	4273	5	4617	5	4800	5	4979	5	5163	1	5463	5
4027	4	4133	5	4275	4	4618	5	4802	5	4980	5	5178	5	5470	5
4029	5	4139	5	4276	4	4619	5	4803	5	4984	5	5179	5	5471	5
4032	5	4140	5	4282	5	4620	5	4804	5	4988	5	5180	5	5489	5
4035	4	4145	5	4286	5	4621	5	4805	5	4989	5	5181	1	5490	5
4036	4	4146	4	4287	5	4622	5	4806	5	4993	5	5182	1	5493	5
4037	4	4152	5	4289	5	4624	5	4809	5	4998	4	5183	1	5505	4
4038	4	4153	5	4290	4	4630	5	4810	4	5000	1	5184	1	5506	4
4039	4	4154	4	4321	2	4632	5	4812	4	5001	1	5185	1	5507	4
5511	5	6009	4	6158	5	6277	4	6382	4	6525	4	6626	4	6748	4
5512	5	6010	4	6161	5	6278	4	6385	4	6526	4	6629	4	6749	4

4

5562	4	6011	4	6168	5	6280	4	6386	4	6529	4	6630	4	6751	4
5566	5	6012	4	6169	5	6281	4	6387	4	6531	4	6638	4	6753	4
5607	5	6015	4	6170	4	6282	4	6388	4	6532	4	6641	4	6755	4
5620	5	6017	4	6183	5	6283	4	6389	4	6534	4	6664	4	6756	4
5632	5	6020	4	6184	4	6284	4	6390	4	6537	4	6667	4	6758	4
5652	5	6021	4	6190	5	6285	4	6391	4	6538	4	6668	4	6761	4
5654	5	6022	4	6195	5	6289	4	6392	4	6539	4	6669	4	6762	4
5655	5	6024	4	6203	4	6290	4	6393	4	6540	4	6671	4	6765	4
5658	5	6025	4	6204	4	6291	4	6395	4	6541	4	6672	4	6766	4
5659	5	6029	4	6205	4	6292	4	6396	4	6547	4	6673	4	6768	4
5660	5	6032	4	6206	4	6293	5	6397	4	6548	4	6674	4	6769	4
5686	5	6034	4	6207	4	6294	4	6398	4	6549	4	6676	4	6771	4
5687	5	6036	4	6208	4	6295	4	6399	4	6557	4	6677	4	6778	4
5700	5	6038	1	6212	4	6298	4	6401	4	6558	4	6679	4	6783	4
5714	4	6044	4	6213	4	6299	4	6402	4	6559	4	6681	4	6788	4
5715	4	6045	4	6214	4	6300	4	6412	4	6560	4	6682	4	6789	4
5716	4	6046	4	6216	4	6302	4	6414	5	6561	4	6686	4	6791	4
5718	5	6047	4	6217	4	6303	4	6417	4	6564	4	6687	4	6794	4
5719	5	6048	4	6219	4	6304	4	6424	4	6565	4	6689	4	6795	4
5720	5	6050	5	6220	4	6311	4	6426	4	6566	4	6692	4	6796	4
5722	5	6061	5	6221	4	6312	4	6434	4	6567	4	6695	5	6797	4
5727	5	6062	5	6227	4	6313	4	6460	4	6568	4	6697	4	6799	4
5750	5	6083	5	6229	4	6317	4	6461	4	6569	4	6699	4	6800	4
5753	4	6084	5	6232	4	6318	4	6162	4	6570	4	6700	4	6801	4
5767	5	6087	5	6235	5	6319	4	6463	4	6571	4	6701	4	6802	4
5768	5	6088	5	6243	5	6320	4	6466	4	6572	4	6703	4	6804	4
5769	5	6090	5	6246	4	6321	4	6468	4	6573	4	6710	4	6805	4
5778	1	6093	5	6247	4	6322	4	6483	4	6579	4	6711	4	6806	4
5779	4	6094	5	6248	4	6323	4	6484	4	6580	4	6712	4	6808	4
5781	5	6098	5	6249	4	6324	4	6485	4	6581	4	6718	4	6810	4
5796	5	6100	5	6250	4	6325	4	6499	4	6583	4	6720	4	6812	4
5800	5	6102	5	6251	4	6326	4	6500	4	6589	4	6721	4	6813	4
5818	2	6112	5	6252	4	6327	4	6502	4	6590	4	6722	4	6814	4
5819	2	6114	5	6253	4	6329	5	6504	4	6591	4	6724	4	6815	4
5821	2	6115	5	6254	4	6330	4	6505	4	6595	4	6725	4	6818	4
5826	4	6116	5	6255	4	6331	4	6506	4	6596	4	6726	4	6819	4
5840	5	6117	5	6256	4	6332	4	6507	4	6597	4	6727	4	6820	4
5846	4	6118	5	6257	4	6333	4	6508	4	6601	4	6728	4	6821	4
5852	5	6119	5	6258	4	6334	4	6510	4	6603	4	6733	4	6822	4
5872	5	6120	5	6261	4	6335	4	6511	4	6605	4	6734	4	6825	4
5910	5	6121	5	6262	4	6337	4	6513	4	6608	4	6736	4	6827	4
5975	5	6123	5	6264	4	6338	4	6514	4	6610	4	6737	4	6828	4
5989	4	6124	5	6265	4	6342	4	6515	4	6611	4	6738	4	6829	4
6000	4	6125	5	6266	4	6349	4	6516	4	6613	4	6739	4	6830	4
6003	4	6127	5	6270	4	6350	4	6517	4	6614	4	6742	4	6831	4
6004	4	6132	5	6271	4	6351	4	6518	4	6620	4	6744	4	6832	4
6006	4	6138	5	6272	4	6352	4	6520	4	6622	4	6745	4	6833	4
6007	4	6147	4	6274	4	6353	4	6521	4	6623	4	6746	4	6834	4
6008	4	6155	5	6275	4	6354	4	6523	4	6624	4	6747	4	6837	4
6838	4	6922	4	7041	1	7175	5	7265	5	7448	5	7549	5	7696	5
6839	4	6924	4	7048	5	7176	5	7271	5	7451	5	7550	5	7698	5
6840	4	6925	4	7051	5	7178	5	7273	5	7453	5	7551	5	7701	5

5

6845	4	6926	4	7056	5	7179	5	7274	5	7454	5	7552	5	7708	5
6846	4	6931	4	7059	5	7180	5	7277	5	7455	5	7555	5	7715	5
6848	4	6932	4	7060	5	7184	5	7278	5	7456	5	7556	5	7718	5
6850	4	6934	4	7060	5	7184	5	7279	5	7456	5	7558	5	7720	5
6851	4	6935	4	7061	5	7185	5	7308	5	7457	5	7562	5	7721	5
6853	4	6939	4	7062	5	7186	5	7309	5	7457	5	7566	5	7726	1
6855	4	6940	4	7074	5	7187	5	7310	5	7458	5	7567	5	7746	5
6856	4	6941	4	7076	5	7188	5	7314	5	7459	5	7569	5	7747	5
6858	4	6942	4	7077	5	7189	5	7315	5	7460	5	7570	5	7755	5
6859	4	6943	4	7078	5	7190	5	7316	5	7463	5	7571	5	7757	5
6860	4	6944	5	7080	5	7192	5	7318	5	7464	5	7575	1	7760	5
6861	4	6947	4	7087	5	7196	5	7319	5	7465	5	7576	1	7765	5
6863	4	6948	4	7089	5	7197	5	7322	5	7466	5	7577	1	7766	5
6865	4	6949	4	7091	5	7199	5	7325	5	7469	5	7578	1	7767	5
6867	4	6950	4	7094	5	7201	5	7326	5	7470	5	7579	1	7770	5
6869	4	6955	4	7097	5	7202	5	7327	5	7471	4	7582	5	7772	5
6870	4	6956	4	7098	5	7203	5	7332	5	7472	4	7583	5	7773	5
6871	4	6957	4	7099	5	7204	5	7340	5	7473	4	7585	5	7777	5
6872	4	6959	4	7100	5	7213	5	7341	5	7474	4	7586	5	7778	5
6873	4	6960	5	7102	5	7215	5	7343	5	7475	4	7588	5	7779	5
6874	4	6960	5	7103	5	7216	5	7344	5	7476	4	7589	5	7783	5
6875	4	6968	4	7125	5	7217	5	7349	5	7482	5	7590	5	7784	5
6878	4	6969	4	7126	5	7218	5	7350	5	7485	5	7591	5	7785	5
6881	4	6970	4	7128	5	7228	5	7351	5	7487	5	7594	5	7796	5
6882	4	6971	4	7130	5	7229	5	7353	5	7488	5	7598	5	7797	5
6883	4	6972	4	7131	5	7230	5	7376	5	7490	5	7608	5	7798	5
6884	4	6973	4	7132	5	7231	5	7378	5	7511	5	7615	5	7801	5
6886	4	6975	4	7133	5	7232	5	7379	5	7513	5	7619	5	7802	5
6887	4	6977	4	7134	5	7234	5	7385	5	7514	5	7632	5	7803	5
6888	4	6978	4	7135	5	7235	5	7386	5	7515	5	7635	5	7804	5
6889	4	6979	4	7136	5	7236	5	7389	5	7516	5	7637	5	7816	5
6892	4	6981	4	7138	5	7237	5	7391	5	7517	5	7641	4	7820	5
6893	4	6982	4	7139	5	7238	5	7393	5	7520	5	7642	4	7823	5
6896	4	6988	4	7140	5	7239	5	7399	5	7521	5	7649	5	7830	5
6897	4	6989	4	7142	5	7240	5	7403	5	7525	5	7650	5	7835	5
6898	4	6990	4	7143	5	7241	5	7404	5	7529	5	7656	5	7836	5
6900	4	6992	4	7144	5	7242	5	7407	5	7530	5	7658	5	7837	5
6901	4	7002	5	7145	5	7243	5	7421	5	7531	5	7661	5	7841	5
6903	4	7008	5	7146	5	7244	5	7430	5	7532	5	7666	5	7842	5
6906	4	7010	5	7147	5	7245	5	7431	5	7533	5	7670	5	7843	5
6907	4	7013	5	7148	5	7247	5	7432	5	7534	2	7674	5	7849	5
6909	4	7017	5	7157	5	7249	5	7434	5	7535	5	7678	5	7851	5
6912	4	7021	5	7158	5	7258	5	7435	5	7537	5	7680	5	7853	5
6913	4	7023	5	7163	5	7259	5	7436	5	7541	5	7686	5	7857	5
6916	4	7024	5	7170	5	7260	5	7437	5	7543	5	7687	5	7858	5
6918	4	7028	5	7172	5	7262	5	7440	5	7545	5	7689	5	7860	5
6919	4	7031	5	7173	5	7263	5	7443	5	7546	5	7692	5	7865	5
6921	4	7036	5	7174	5	7264	5	7445	5	7547	5	7693	5	7870	5
7880	5	8309	5	8459	4	8646	5	8742	5	8945	5	9349	4
7889	5	8316	5	8460	4	8656	5	8743	3	8948	5	9355	5
7893	5	8320	5	8461	4	8660	5	8744	5	8950	5	9356	5
7894	5	8322	5	8462	4	8661	5	8745	3	8952	5	9363	4

6

7908	5	8332	5	8463	4	8664	5	8746	3	8953	5	9364	4
7923	5	8334	5	8465	5	8665	5	8748	5	8958	5	9387	4
7926	5	8340	5	8468	5	8667	5	8749	5	8960	5	9400	1
7932	5	8342	5	8473	5	8668	5	8753	1	8964	5	9415	5
7934	5	8345	5	8474	5	8685	5	8754	1	8975	5	9416	5
7942	5	8347	5	8483	5	8688	5	8756	5	8980	5	9417	1
7944	5	8355	5	8489	5	8689	5	8758	5	8982	5	9419	1
7953	5	8356	5	8497	5	8690	5	8760	5	8983	5	9450	5
7959	5	8357	5	8502	5	8692	5	8762	5	8984	5	9533	1
7967	5	8366	5	8508	5	8693	5	8763	5	8985	5	9572	4
7970	5	8368	5	8512	5	8695	5	8764	5	8986	5	9581	4
7973	5	8372	5	8513	5	8697	5	8765	5	8992	5	9590	5
7976	5	8387	5	8522	5	8700	5	8769	5	8994	5	9599	4
7977	5	8388	5	8526	5	8702	5	8770	5	8995	5	9600	1
7978	5	8389	5	8540	5	8704	4	8773	5	9102	1	9607	4
7979	5	8390	5	8541	5	8708	5	8775	5	9104	1	9631	1
7981	5	8391	5	8543	5	8709	5	8778	5	9107	5	9636	1
7982	5	8392	5	8545	5	8710	4	8782	5	9129	5	9638	1
7988	5	8393	5	8551	5	8711	4	8786	5	9133	5	9654	1
7989	5	8399	5	8555	5	8713	5	8812	5	9145	5	9682	5
7993	2	8405	5	8564	4	8714	5	8825	5	9147	2	9684	2
7998	5	8406	5	8566	4	8715	5	8826	5	9156	5	9685	5
8012	5	8407	5	8567	4	8717	3	8827	5	9184	4	9686	5
8028	5	8410	5	8568	4	8718	5	8833	5	9206	1	9700	1
8054	5	8413	5	8570	4	8719	5	8835	5	9208	1	9721	5
8098	4	8428	5	8571	4	8720	5	8838	5	9210	1	9722	5
8140	5	8429	5	8574	4	8721	3	8839	5	9211	1	9728	5
8187	5	8431	5	8575	4	8722	3	8845	5	9212	1	9740	1
8253	5	8434	5	8577	4	8723	3	8853	5	9213	1	9742	1
8271	5	8435	5	8581	5	8724	5	8855	5	9214	1	9758	5
8274	5	8440	4	8592	5	8725	5	8856	5	9227	5	9759	4
8278	5	8441	4	8593	5	8726	5	8865	5	9228	5	9761	5
8281	5	8442	4	8597	5	8727	5	8870	1	9236	5	9769	5
8282	5	8443	4	8598	5	8728	5	8924	5	9247	5	9826	5
8282	5	8444	4	8605	4	8729	3	8925	5	9261	5	9841	5
8283	5	8445	4	8606	5	8730	5	8927	5	9264	5	9898	5
8283	5	8446	4	8613	5	8731	3	8933	5	9269	5	9915	5
8284	5	8447	4	8614	5	8732	5	8934	5	9290	5	9922	5
8285	5	8448	4	8615	5	8733	5	8935	5	9304	4	9944	5
8286	5	8449	4	8619	5	8734	5	8936	5	9321	1	9962	1
8287	5	8450	4	8622	5	8735	5	8937	5	9323	1	9963	5
8293	5	8452	4	8624	5	8736	5	8938	5	9324	5	9966	5
8294	5	8453	4	8638	5	8737	5	8939	5	9325	1	9968	5
8297	5	8454	4	8641	4	8738	5	8940	5	9327	1	9979	5
8299	5	8455	4	8642	4	8739	5	8941	5	9329	1	9980	5
8300	5	8457	4	8643	4	8740	5	8942	5	9346	5
8308	5	8458	4	8645	4	8741	5	8943	5	9348	2

7

SERVICE EXHIBIT X4
INDETERMINATE JURISDICTION THRESHOLD EXHIBIT
WHOLESALE SERVICES AGREEMENT

LATA	1+THRESHOLD
All	19%

QuickLinks

  Exhibit 10.13
QWEST WHOLESALE SERVICES AGREEMENT
QWEST WHOLESALE SERVICES AGREEMENT GENERAL TERMS AND CONDITIONS
QWEST WHOLESALE SERVICES AGREEMENT ADDENDUM 1-DEFINITIONS
QWEST WHOLESALE SERVICES AGREEMENT ADDENDUM 2-SPECIAL SECURITY AND PAYMENT TERMS
SERVICE EXHIBIT T LOCAL ACCESS WHOLESALE SERVICES AGREEMENT
SERVICE EXHIBIT X1 EXPRESS SeLECt SERVICE EXHIBIT WHOLESALE SERVICE AGREEMENT
Increase Effective Date: 02/11/04 Decrease Effective Date: 02/05/04 QWEST COMMUNICATION CONFIDENTIAL AND PROPRIETARY